Contingent liabilities and financial commitments	12 Months Ended
Dec. 31, 2018
Disclosure Of Contingent Liabilities [Abstract]
Contingent liabilities and financial commitments

28 Contingent liabilities and financial commitments

1.	The Group is subject to contingencies pursuant to requirements that it complies with relevant laws, regulations and standards.
2.

Failure to comply could result in restrictions in operations, damages, fines, increased tax, increased cost of compliance, interest charges, reputational damage or other sanctions. These matters are inherently difficult to quantify. In cases where the Group has an obligation as a result of a past event existing at the balance sheet date, if it is probable that an outflow of economic resources will be required to settle the obligation and if the amount of the obligation can be reliably estimated, a provision will be recognised based on best estimates and management judgment.

3.	There are, however, contingent liabilities in respect of litigation, taxes in some countries and guarantees for which no provisions have been made.

General Litigation Overview

1.

There are a number of legal and regulatory actions, proceedings and claims against Group companies related to tobacco products that are pending in a number of jurisdictions. These proceedings include, among other things, claims for personal injury (both individual claims and class actions) and claims for economic loss arising from the treatment of smoking and health-related diseases (such as medical recoupment claims brought by local governments).

2.

The plaintiffs in these cases seek recovery on a variety of legal theories, including negligence, strict liability in tort, design defect, failure to warn, fraud, misrepresentation, violations of unfair and deceptive trade practices statutes, conspiracy, medical monitoring and violations of competition and antitrust laws. The plaintiffs seek various forms of relief, including compensatory and, where available, punitive damages, treble or multiple damages and statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, attorneys' fees, and injunctive and other equitable relief.

3.

Although alleged damages often are not determinable from a complaint, and the law governing the pleading and calculation of damages varies from jurisdiction to jurisdiction, compensatory and punitive damages have been specifically pleaded in a number of cases, sometimes in amounts ranging into the hundreds of millions and even hundreds of billions of pounds.

4.

With the exception of the Engle progeny cases described below, the Group continues to win the majority of tobacco-related litigation claims that reach trial, and a very high percentage of the tobacco-related litigation claims brought against them, including Engle progeny cases, continue to be dismissed at or before trial. Based on their experience in tobacco-related litigation and the strength of the defences available to them in such litigation, the Group's companies believe that their successful defence of tobacco-related litigation in the past will continue in the future.

5.

Group companies generally do not settle claims. However, Group companies may enter into settlement discussions in some cases, if they believe it is in their best interests to do so. Exceptions to this general approach include, but are not limited to, actions taken pursuant to "offer of judgment" statutes and Filter Cases, as defined below. An "offer of judgment," if rejected by the plaintiff, preserves the Group's right to recover attorneys’ fees under certain statutes in the event of a verdict favourable to the Group. Such offers are sometimes made through court-ordered mediations. Other settlements by Group companies include the State Settlement Agreements (described below), the funding by various tobacco companies of a US$5.2 billion (approximately £4.1 billion) trust fund contemplated by the Master Settlement Agreement to benefit tobacco growers, the original Broin flight attendant case, and most of the Engle progeny cases pending in US federal court, after the initial docket of over 4,000 such cases was reduced to approximately 400 cases. The Group believes that the circumstances surrounding these claims are readily distinguishable from the current categories of tobacco-related litigation claims involving Group companies.

6.

Although the Group intends to defend all pending cases vigorously, and believes that the Group's companies have valid bases for appeals of adverse verdicts and valid defences to all actions, and that an outflow of resources related to any individual case is not considered probable, litigation is subject to many uncertainties, and, generally, it is not possible to predict the outcome of any particular litigation pending against Group companies, or to reasonably estimate the amount or range of any possible loss. Furthermore, a number of political, legislative, regulatory and other developments relating to the tobacco industry and cigarette smoking have received wide media attention. These developments may negatively affect the outcomes of tobacco-related legal actions and encourage the commencement of additional similar litigation. Therefore, the Group does not provide estimates of the financial effect of the contingent liabilities represented by such litigation, as such estimates are not practicable.

7.

The following table lists the categories of the tobacco-related actions pending against Group companies as of 31 December 2018 and the increase or decrease from the number of cases pending against Group Companies as of 31 December 2017. Details of the quantum of past judgments awarded against Group companies, the majority of which are under appeal, are also identified, along with any settlements reached during the relevant period. Given the volume and more active nature of the Engle progeny cases and the Filter Cases in the US described below, and the fluctuation in the number of such cases and amounts awarded from year to year, the Group presents judgment or settlement figures for these cases on a three-year basis. Where no quantum is identified, either no judgment has been awarded against a Group company, or where a verdict has been reached no quantification of damages has been given, or no settlement has been entered into. Further details on the judgments, damages quantification and settlements are included within the case narratives below. For a discussion of the non-tobacco related litigation pending against the Group, see note 28, paragraph 79, et seq.

Case Type	Case Numbers as at 31 December 2018	Case Numbers as at 31 December 2017 (note 1)	Change in Number Increase/(Decrease)

US tobacco related actions
Medical reimbursement cases (note 2)	2	2	No change
Class actions (note 3)	20	24	(4)
Individual smoking and health cases (note 4)	111	99	12
West Virginia IPIC (note 5)	1	1	No change
Engle Progeny Cases (note 6)	2,268	2,569	(301)
Broin II Cases (note 7)	1,406	2,321	(915)
Filter Cases (note 8)	58	71	(13)
State Settlement Agreements – Enforcement and Validity (note 9)	3	2	1
Non-US tobacco related actions
Medical reimbursement cases	19	19	No change
Class actions (note 10)	13	14	(1)
Individual smoking and health cases (note 11)	107	120	(13)

(Note 1) This includes cases to which the RAI group companies were a party at such date.

(Note 2) This category of cases includes the Department of Justice action. See note 28, paragraphs 20-24 and the list of Closed Litigation Matters.

(Note 3) See note 28, paragraphs 25-39.

(Note 4) This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys’ fees and costs and punitive damages. Out of the 111 active individual smoking and health cases, five judgments have been returned in the plaintiffs’ favour, awarding damages totalling US$209.4 million (approximately £164.4 million), all of which are on appeal. For a further description of these cases, see note 28, paragraph 40.

(Note 5) The West Virginia IPIC cases are a series of roughly 1,200 cases, filed in West Virginia beginning in 1999, asserting claims against PM USA, Lorillard Tobacco, RJRT, B&W and The American Tobacco Company. These cases were brought in consolidated proceedings in West Virginia alleging personal injuries. The one claim upon which plaintiffs prevailed was a limited failure to instruct claim covering a narrow window of time. Only 30 plaintiffs qualified to pursue that narrow claim. In 2017, the court dismissed all claims of those 30 plaintiffs with prejudice pursuant to an agreement providing that each plaintiff who submits a release within one year will receive US$7,000 (approximately £5,496). In addition to the foregoing claims, various plaintiffs in 1999 and 2000 asserted claims against retailers and distributors (which have not been pursued in light of the result in the Phase I trial in defendants’ favour), as well as smokeless claims against various defendants including RJRT, Lorillard, American Snuff and B&W. 41 plaintiffs sought to pursue their smokeless claims in 2017. In April 2017, the court dismissed the claims of those 41 smokeless plaintiffs with prejudice. For a further discussion of the related plaintiffs’ claims, see note 28, paragraph 41.

(Note 6) In July 1998, trial began in Engle v R.J. Reynolds Tobacco Co., a then-certified class action filed in Circuit Court, Miami-Dade County, Florida, against US cigarette manufacturers, including RJRT, Lorillard Tobacco and B&W. In July 2000, the jury in Phase II awarded the class a total of approximately US$145 billion (approximately £114 billion) in punitive damages, apportioned US$36.3 billion (approximately £28.5 billion) to RJRT, US$17.6 billion (approximately £13.8 billion) to B&W, and US$16.3 billion (approximately £12.8 billion) to Lorillard Tobacco. This decision was appealed and ultimately resulted in the Florida Supreme Court in December 2006 decertifying the class and allowing judgments entered for only two of the three Engle class representatives to stand and setting aside the punitive damages award. Putative Engle class members were permitted to file individual lawsuits, deemed “Engle progeny cases”, against the Engle defendants, within one year of the Supreme Court’s decision (subsequently extended to 11 January 2008). Between the period 1 January 2016 and 31 December 2018, 46 judgments have been returned in the plaintiffs’ favour, awarding damages totalling approximately US$341.7 million (approximately £268.3 million). Certain of these judgments have been appealed by RJRT and in certain other cases, RJRT still had time to appeal, as of 31 December 2018. For a further description of the Engle progeny cases, see note 28, paragraphs 30-39.

(Note 7) Broin v Philip Morris, Inc. was a class action filed in Circuit Court in Miami-Dade County, Florida in 1991 and brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to Environmental Tobacco Smoke (ETS) in airplane cabins. Group companies and other cigarette manufacturer defendants settled Broin, agreeing to pay a total of US$300 million (approximately £236 million) to fund research on the detection and cure of tobacco- related diseases and US$49 million (approximately £38.5 million) in plaintiffs’ counsel's fees and expenses. Group companies' share of these payments totalled US$223 million (approximately £175 million). Broin II cases refer to individual cases by class members. There have been no Broin II trials since 2007. For a further description of the Broin II cases, see note 28, paragraph 41.

(Note 8) Includes claims brought against Lorillard Tobacco and Lorillard by individuals who seek damages resulting from their alleged exposure to asbestos fibres that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. Since 1 January 2016, Lorillard Tobacco and RJRT have paid, or have reached agreement to pay, a total of approximately US$30.2 million (approximately £23.7 million) in settlements to resolve 137 Filter Cases. See note 28, paragraph 41.

(Note 9) Group companies’ expenses and payments under the State Settlement Agreements for 2018 amounted to US$2,741 million (approximately £2,152 million) in respect of settlement expenses and US$917 million (approximately £720 million) in respect of settlement cash payments. See note 28, paragraph 44. The pending cases referred to above relate to the enforcement, validity or interpretation of the State Settlement Agreements in which RJR Tobacco, B&W or Lorillard Tobacco is a party. See note 28, paragraphs 42-53.

(Note 10) Outside the United States, there are 13 class actions being brought against Group companies (excluding one class action in Brazil that is included in the medical reimbursement category) as of 31 December 2018. These include class actions in the following jurisdictions: Brazil (1), Canada (11) and Venezuela (1). For a description of the Group companies’ class actions, see note 28, paragraphs 65-77. Pursuant to the judgment in 2015 in the two Quebec class actions, the plaintiffs were awarded damages and interest in the amount of CAD$15.6 billion (approximately £8.9 billion or US$11.4 billion), of which the Group companies’ share is CAD$10.4 billion (approximately £5.9 billion or US$7.6 billion). The class actions are currently under appeal. For a further description of the Quebec class actions, see note 28, paragraph 72.

(Note 11) As at 31 December 2018, the jurisdictions with the most active individual cases against Group companies were, in descending order: Brazil (56), Italy (25), Chile (10), Canada (5), Argentina (5) and Ireland (2). There were a further four jurisdictions with one active case only. Out of these 107 cases, in 2018, 2 judgments have been returned in the plaintiffs’ favour as of 31 December 2018, one case in Brazil awarding damages totalling R$ 637,500 (approximately £129,149 or US$ $164,484) and one case in Italy awarding damages totalling €789,970, (approximately £709,054 or US$903,051), both of which are currently on appeal.

8.	Certain terms and phrases used in this note 28 may require some explanation.

a. "Judgment" or "final judgment" refers to the final decision of the court resolving the dispute and determining the rights and obligations of the parties.  At the trial court level, for example, a final judgment generally is entered by the court after a jury verdict and after post-verdict motions have been decided. In most cases, the losing party can appeal a verdict only after a final judgment has been entered by the trial court.

b. "Damages" refers to the amount of money sought by a plaintiff in a complaint, or awarded to a party by a jury or, in some cases, by a judge.  "Compensatory damages" are awarded to compensate the prevailing party for actual losses suffered, if liability is proved. In cases in which there is a finding that a defendant has acted wilfully, maliciously or fraudulently, generally based on a higher burden of proof than is required for a finding of liability for compensatory damages, a plaintiff also may be awarded "punitive damages". Although damages may be awarded at the trial court stage, a losing party may be protected from paying any damages until all appellate avenues have been exhausted by posting a supersedeas bond. The amount of such a bond is governed by the law of the relevant jurisdiction and generally is set at the amount of damages plus some measure of statutory interest, modified at the discretion of the appropriate court or subject to limits set by a court or statute.

c. "Settlement" refers to certain types of cases in which cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco, have agreed to resolve disputes with certain plaintiffs without resolving the cases through trial.

d. All sums set out in this note 28 have been converted to GBP and US$ using the following end closing rates as at December 2018: GBP 1 to US$ 1.273600, GBP 1 to CAD$1.739480, GBP 1 to EURO 1.1141192, GBP 1 to BRL 4.93616, GBP 1 to AOA 393.04188, GBP 1 to NGN 462.9536, GBP 1 to KRW 1421.08 and GBP 1 to HRK 8.25382, and GBP 1 to JPY 139.73302.

US Litigation

9.

Group companies, notably R. J. Reynolds Tobacco Company ("RJRT") (individually and as successor by merger to Lorillard Tobacco Company ("Lorillard Tobacco")) and Brown & Williamson Holdings, Inc. (formerly Brown & Williamson Tobacco Corporation) ("B&W") as well as other leading cigarette manufacturers, are defendants in a number of product liability cases. In a number of these cases, the amounts of compensatory and punitive damages sought are significant.

10.

The total number of US tobacco product liability cases pending at 31 December 2018 involving RJRT, Lorillard Tobacco and/or B&W was approximately 3,900. As at 31 December 2018, British American Tobacco (Investments) Limited (“Investments”) has been served as a co-defendant in one of those cases (2017:1). No other UK-based Group company has been served as a co-defendant in any US tobacco product liability case pending as at 31 December 2018.

11.

Since many of these pending cases seek unspecified damages, it is not possible to quantify the total amounts being claimed, but the aggregate amounts involved in such litigation are significant, possibly totalling billions of US dollars. The cases fall into four broad categories: medical reimbursement cases; class actions; individual cases and other claims.

12.

RJRT (individually and as successor by merger to Lorillard Tobacco), American Snuff Co., Santa Fe Natural Tobacco Company, Inc. (“SFNTC”), R.J. Reynolds Vapor Company (“RJR Vapor”), RAI, Lorillard, other RAI affiliates and indemnitees, including but not limited to B&W (collectively, the "Reynolds Defendants"), believe that they have valid defences to the tobacco-related litigation claims against them, as well as valid bases for appeal of adverse verdicts against them. The Reynolds Defendants have, through their counsel, filed pleadings and memoranda in pending tobacco-related litigation that set forth and discuss a number of grounds and defences that they and their counsel believe have a valid basis in law and fact.

13.

Scheduled trials. Trial schedules are subject to change, and many cases are dismissed before trial. In the US, there are 34 cases, exclusive of Engle progeny cases, scheduled for trial as of 31 December 2018 through 31 December 2019, for the Reynolds Defendants: 12 individual smoking and health cases, 20 Filter Cases and one other non-smoking and health case. There are also approximately 135 Engle progeny cases against RJRT (individually and as successor to Lorillard Tobacco) and B&W for trial through 31 December 2019. It is not known how many of these cases will actually be tried.

14.

Trial results. From 1 January 2016 through 31 December 2018, 117 individual smoking and health, Engle progeny, Filter and health-care cost recovery cases in which the Reynolds Defendants were defendants were tried, including 13 trials for cases where mistrials were declared in the original proceedings. Verdicts in favour of the Reynolds Defendants and, in some cases, other defendants, were returned in 29 cases, tried in Florida (27), California (1) and New Jersey (1). There were also 26 mistrials in Florida.  Verdicts in favour of the plaintiffs were returned in 50 cases, tried in Florida (47), the U.S. Virgin Islands (2), and Massachusetts (1). Five cases in Florida were dismissed during trial. Two cases were continued during trial. Four cases were punitive damages retrials and one case was resolved during trial.

(a) Medical Reimbursement Cases

15.	These civil actions seek to recover amounts spent by government entities and other third-party providers on healthcare and welfare costs claimed to result from illnesses associated with smoking.
16.

At 31 December 2018, one US medical reimbursement suit (Crow Creek Sioux Tribe v American Tobacco Co.) was pending against RJRT, Lorillard Tobacco and B&W in a Native American tribal court in South Dakota. The plaintiffs seek to recover actual and punitive damages, restitution, funding of a clinical cessation programme, funding of a corrective public education programme, and disgorgement of unjust profits from sales to minors. No other medical reimbursement suits are pending against these companies by county or other political subdivisions of the states.

US Department of Justice Action

17.

On 22 September 1999, the US Department of Justice brought an action in the US District Court for the District of Columbia against various industry members, including RJRT, Lorillard Tobacco, B&W, B.A.T Industries p.l.c. ("Industries") and Investments (United States v Philip Morris USA Inc.). The US Department of Justice initially sought (1) recovery of federal funds expended in providing health care to smokers who developed alleged smoking-related diseases pursuant to the Medical Care Recovery Act and Medicare Secondary Payer provisions of the Social Security Act and (2) equitable relief under the civil provisions of the Racketeer Influenced and Corrupt Organizations Act ("RICO"), including disgorgement of roughly US$280 billion (approximately £220 billion)  in profits the government contended were earned as a consequence of a purported racketeering "enterprise" along with certain "corrective communications". In September 2000, the district court dismissed the government’s Medical Care Recovery Act and Medicare Secondary Payer claims. In February 2005, the US Court of Appeals for the DC Circuit (the "DC Circuit") ruled that disgorgement was not an available remedy.

18.

Industries was dismissed for lack of personal jurisdiction on 28 September 2000.  In addition, Investments was a defendant at the trial, but intervening changes in controlling law post-trial led to a 28 March 2011 court ruling that the court's Final Judgment and Remedial Order no longer applied to Investments prospectively, and for this reason, Investments would not have to comply with any of the remaining injunctive remedies being sought by the government. As the government did not appeal the 28 March 2011 ruling, this means that Investments is no longer in the case and is not subject to any injunctive relief that the court is expected to order against the remaining defendants. As the case continued as against RJRT and Lorillard Tobacco with respect to injunctive relief and related matters, the following is noted.

19.

The non-jury trial of the RICO portion of the claim began on 21 September 2004, and ended on 9 June 2005. On 17 August 2006, the federal district court issued its Final Judgment and Remedial Order, which found certain defendants, including RJRT, B&W, Lorillard Tobacco and Investments, had violated RICO, but did not impose any direct financial penalties. The district court instead enjoined the defendants from committing future racketeering acts, participating in certain trade organisations, making misrepresentations concerning smoking and health and youth marketing, and using certain brand descriptors such as "low tar", "light", "ultra-light", "mild" and "natural". The district court also ordered the defendants to issue "corrective communications" on five subjects, including smoking and health and addiction, and to comply with further undertakings, including maintaining web sites of historical corporate documents and disseminating certain marketing information on a confidential basis to the government. In addition, the district court placed restrictions on the defendants' ability to dispose of certain assets for use in the United States, unless the transferee agrees to abide by the terms of the district court's order, and ordered certain defendants to reimburse the US Department of Justice its taxable costs incurred in connection with the case.

20.

Defendants, including RJRT, Lorillard Tobacco, B&W and Investments, appealed, and the US government cross-appealed to the DC Circuit. On 22 May 2009, the DC Circuit affirmed the federal district court's RICO liability judgment, but vacated the order and remanded for further factual findings and clarification as to whether liability should be imposed against B&W, based on changes in the nature of B&W's business operations (including the extent of B&W's control over tobacco operations). The court also remanded on three other discrete issues relating to the injunctive remedies, including for the district court "to reformulate" the injunction on the use of low-tar descriptors "to exempt foreign activities that have no substantial, direct, and foreseeable domestic effects," and for the district court to evaluate whether corrective communications could be required at point-of-sale displays (which requirement the DC Circuit vacated). On 28 June 2010, the US Supreme Court denied the parties' petitions for further review.

21.

On 22 December 2010, the district court dismissed B&W from the litigation. In November 2012, the trial court entered an order setting forth the text of the corrective statements and directed the parties to engage in discussions with the Special Master to implement them. After various proceedings and appeals, the federal district court in October 2017 ordered RJRT and the other US tobacco company defendants to fund the publishing of compelled public statements in various US media outlets, including in newspapers, and on television, the companies' websites and cigarette packaging. The compelled public statements began appearing in US newspapers on 24 November 2017 and ran serially over four months; they began appearing on national US broadcast television networks on 27 November 2017 and ran several times per week for one year. The statements also began appearing on RJRT websites on 18 June 2018 and first appeared on package onserts beginning in November 2018 (the onserts will be distributed periodically through mid-2020). The district court is considering mandating the display of the compelled public statements at retail point of sale; briefing on that issue concluded on 14 September 2018.

(b) Class Actions

22.

At 31 December 2018, RJRT, Lorillard Tobacco and B&W were named as a defendant in two separate actions attempting to assert claims on behalf of classes of persons allegedly injured or financially impacted by their smoking, and SFNTC was named in 18 separate cases relating to the use of the words “natural”, “additive-free”. or “organic” in Natural American Spirit advertising and promotional materials. If the classes are or remain certified, separate trials may be needed to assess individual plaintiffs' damages. Among the pending class actions, 19 specified the amount of the claim in the complaint, including 18 that alleged that the plaintiffs were seeking in excess of US$5,000,000 (approximately £3,900,000) and one that alleged that the plaintiffs were seeking less than US$75,000 (approximately £59,000) per class member plus unspecified punitive damages.

No Additive/Natural/Organic Claim Cases

23.

A total of 17 putative class actions have been filed in nine US federal district courts against SFNTC, a subsidiary of RAI, which cases generally allege, in various combinations, violations of state deceptive and unfair trade practice statutes, and claim state common law fraud, negligent misrepresentation, and unjust enrichment based on the use of descriptors such as "natural", "organic" and "100% additive-free" in the marketing, labelling, advertising, and promotion of SFNTC's Natural American Spirit brand cigarettes.  In these actions, the plaintiffs allege that the use of these terms suggests that Natural American Spirit brand cigarettes are less harmful than other cigarettes and, for that reason, violated state consumer protection statutes or amounted to fraud or a negligent or intentional misrepresentation. The actions seek various categories of recovery, including economic damages, injunctive relief (including medical monitoring and cessation programmes), interest, restitution, disgorgement, treble and punitive damages, and attorneys' fees and costs. In April 2016, in response to a motion by the various plaintiffs, the US Judicial Panel on Multidistrict Litigation ("JPML") consolidated these cases for pre-trial purposes before a federal court in New Mexico. That court heard argument on defendants' motion to dismiss the current consolidated complaint on 9 June 2017.  On 21 December 2017, the district court granted the motion in part, dismissing a number of claims with prejudice, and denied it in part. Previously established deadlines for class certification briefing and a class certification hearing have been suspended pending resolution of disputes concerning discovery.

24.

On 7 November 2016, a public health advocacy organisation filed a putative class action (Breathe DC v Santa Fe Natural Tobacco Co., Inc.) in Superior Court for the District of Columbia (Washington, D.C.) against SFNTC, RAI and RJRT based on allegations relating to the labelling, advertising and promotional materials for SFNTC's Natural American Spirit brand cigarettes, which allegations are similar to the allegations in the actions consolidated for pre-trial purposes in the transferee court described immediately above. The complaint sought injunctive and other non-monetary relief but did not seek monetary damages. On 14 December 2018, the case was settled, and it was dismissed by stipulation in January 2019.

Other Putative Class Actions

25.

Jones v. American Tobacco Co., Inc. is a putative class action filed in December 1998 in the Circuit Court, Jackson County, Missouri. The action was brought by a plaintiff on behalf of a putative class of Missouri tobacco product users and purchasers against various defendants, including RJRT, Lorillard Tobacco and B&W, alleging that the plaintiffs' use of the defendants' tobacco products has caused them to become addicted to nicotine, and seeking an unspecified amount of compensatory and punitive damages. There is currently no activity in this case.

26.

Young v. American Tobacco Co., Inc. is a case filed in November 1997 in the Circuit Court, Orleans Parish, Louisiana against various US cigarette manufacturers, including RJRT and B&W, and parent companies of such manufacturers. This putative ETS class action was brought on behalf of a putative class of Louisiana residents who, though not themselves cigarette smokers, have been exposed to second-hand smoke from cigarettes manufactured by the defendants, and who allegedly suffered injury as a result of that exposure, and seeks an unspecified amount of compensatory and punitive damages.  In March 2016, the court entered an order staying the case, including all discovery, pending the completion of an ongoing smoking cessation programme ordered by the court in a now concluded Louisiana state court certified class action, Scott v. American Tobacco Co.

Engle Class Action and Engle Progeny Cases (Florida)

27.

In July 1998, trial began in Engle v. R. J. Reynolds Tobacco Co., a then-certified class action filed in Circuit Court, Miami-Dade County, Florida, against US cigarette manufacturers, including RJRT, Lorillard Tobacco and B&W. The then-certified class consisted of Florida citizens and residents, and their survivors, who suffered from smoking-related diseases that first manifested between 5 May 1990, and 21 November 1996, and were caused by an addiction to cigarettes. In July 1999, the jury in this Phase I found against RJRT, Lorillard Tobacco, B&W and the other defendants on common issues relating to the defendants' conduct, general causation, the addictiveness of cigarettes, and entitlement to punitive damages.

28.

In July 2000, the jury in Phase II awarded the class a total of approximately US$145 billion (approximately £114 billion)  in punitive damages, apportioned US$36.3 billion (approximately £28.5 billion) to RJRT, US$17.6 billion (approximately £13.8 billion)  to B&W, and US$16.3 billion (approximately £12.8 billion) to Lorillard Tobacco. The three class representatives in the Engle class action were awarded US$12.7 million (approximately £10 million) in compensatory damages.

29.

This decision was appealed and ultimately resulted in the Florida Supreme Court in December 2006 decertifying the class and allowing judgments entered for only two of the three Engle class representatives to stand and setting aside the punitive damages award. The court preserved certain of the jury's Phase I findings, including that cigarettes can cause certain diseases, nicotine is addictive, and defendants placed defective cigarettes on the market, breached duties of care, concealed health-related information and conspired.  Putative Engle class members were permitted to file individual lawsuits, deemed "Engle progeny cases", against the Engle defendants, within one year of the Supreme Court's decision (subsequently extended to 11 January 2008).

30.

During 2015, RJRT and Lorillard Tobacco, together with Philip Morris USA Inc. ("PM USA"), settled virtually all of the Engle progeny cases then pending against them in federal district court. The total amount of the settlement was US$100 million (approximately £78.5 million) divided as follows: RJRT - US$42.5 million (approximately £33.3 million); PM USA - US$42.5 million (approximately £33.3 million); and Lorillard Tobacco - US$15 million (approximately £11.8 million). The settlement covered more than 400 federal Engle progeny cases but did not cover 12 federal progeny cases previously tried to verdict and then pending on post-trial motions or appeal; and two federal progeny cases filed by different lawyers from the ones who negotiated the settlement for the plaintiffs.

31.

As at 31 December 2018, there were approximately 2,268 Engle progeny cases pending in which RJRT, Lorillard Tobacco and/or B&W have been named as defendants and served. These cases include claims by or on behalf of 2,841 plaintiffs. (In addition, as 31 December 2018, RJRT was aware of nine additional Engle progeny cases that have been filed but not served.) The number of pending cases fluctuates for a variety of reasons, including voluntary and involuntary dismissals. Voluntary dismissals include cases in which a plaintiff accepts an "offer of judgment", from RJRT, Lorillard Tobacco and/or RJRT's affiliates and indemnitees. An offer of judgment, if rejected by the plaintiff, preserves RJRT's and Lorillard Tobacco's right to recover attorneys' fees under Florida law in the event of a verdict favourable to RJRT or Lorillard Tobacco, or affiliates of such entities. Such offers are sometimes made through court-ordered mediations.

32.

109 Engle progeny cases have been tried in Florida state and federal courts against RJRT, Lorillard Tobacco and/or B&W since the beginning of 2016 through 31 December 2018, and additional state court trials are scheduled for 2019.

33.	The following chart identifies the number of trials in Engle progeny cases as at 31 December 2018 and additional information about the adverse judgments entered:

Phase three trials/verdicts/judgments of individual Engle progeny cases 1 January 2016 to 31 December 2018:

Total number of trials	109

Number of trials resulting in plaintiffs’ verdicts	46**

Total damages awarded in final judgments against RJRT	US$341,698,989 (approximately £270 million)

Amount of overall damages comprising ‘compensatory damages’ (approximately)	US$159,145,914 (of overall US$341,698,989) (approximately £125 million of £268 million)

Amount of overall damages comprising ‘punitive damages’ (approximately)	US$182,553,075 (of overall US$341,698,989) (approximately £143 million of £268 million)

**Of the 46 trials resulting in plaintiffs’ verdicts 1 January 2016 to 31 December 2018:

Number of adverse judgments appealed by RJRT	38 (note 12)

Number of adverse judgments (not yet appealed), in which RJRT still has time to file an appeal	3 (note 13)

Number of adverse judgments in which no appeal was, and can no longer be, sought	5

Appeals of individual Engle progeny cases 1 January 2016 to 31 December 2018:

Number of adverse judgments appealed by RJRT	45 (note 14)

Note 12: Of the 38 adverse judgments appealed by RJRT as a result of judgments arising in the period 1 January 2016 to 31 December 2018:

a. 20 appeals remain undecided in the District Courts of Appeal, two additional cases were affirmed, but the time for filing a post-opinion motion is pending so they are not final, there is one case that was reversed for reinstatement of full compensatory amount, but the time for filing a post-opinion motion is pending so it is not final, and there is one case that was reversed to reduce the compensatory damages amount by the comparative fault found by the jury, but the time for filing a post-opinion motion is pending so it is not final; and

b. 14 were decided and/or closed.  Of these 14 appeals, 12 were affirmed in favour of the plaintiff (further review of the U.S. Supreme Court remains pending in 3, 1 is pending review of the U.S. Supreme Court, 1 is pending review of the Florida Supreme Court), 1 was reversed for new trial, however the judgments were paid, 1 in which there was an appeal of the judgment which was subsequently dismissed.  The total damages award may vary depending on the outcome of the pending appeals.

Note 13: One case (Bessent-Dixon) is not included as the case proceeded to a new punitive-only trial, while the compensatory judgment was stayed. RJRT still has time to file an appeal.

Note 14: Of the 45 adverse judgments appealed by RJRT:

a. 20 appeals remain undecided in the District Courts of Appeal, two additional cases were affirmed, but the time for filing a post-opinion motion is pending so they are not final, there is one case that was reversed for reinstatement of full compensatory amount, but the time for filing a post opinion motion is pending so it is not final, and there is one case that was reversed to reduce the compensatory damages amount by the comparative fault found by the jury, but the time for filing a post-opinion motion is pending so it is not final;

b. 21 were decided and/or closed in the District Courts of Appeal. Of these 21 appeals, 15 were affirmed in favour of plaintiff (review of Florida Supreme Court sought in one case, review of the US Supreme Court has been sought in one case, and further review of the US Supreme Court remains pending in three cases).  One had the liability findings affirmed but was reversed for reinstatement of full compensatory damages amount, however the judgment was paid, one was affirmed as to compensatory damages, but reversed for Plaintiff to seek punitive damages on negligence and strict liability claims, one was reversed for new trial, however the judgments were paid, two in which there was an appeal of the judgment which was subsequently dismissed and the judgment paid, and one was affirmed on compensatory damages but reversed on punitive damages and on retrial, a directed verdict was entered in favour of RJRT on punitive damages. RJRT has paid damages to plaintiffs in five cases that were not appealed that are now closed. The total damages award may vary depending on the outcome of the pending appeals; and

c. Includes appeals of six adverse judgements rendered prior to 1 January 2016 that were appealed by RJRT in the period from 1 January 2016 to 31 December 2018.

34.

By statute, Florida applies a US$200 million (approximately £157 million) bond cap to all Engle progeny cases in the aggregate. Individual bond caps for any given Engle progeny case vary depending on the number of judgments in effect at a given time.  Judicial attempts by several plaintiffs in the Engle progeny cases to challenge the bond cap as violating the Florida Constitution have failed. In addition, bills have been introduced in sessions of the Florida legislature that would eliminate the Engle progeny bond cap, but those bills have not been enacted as of 31 December 2018.

35.

In 2018, RJRT or Lorillard Tobacco has paid judgments in 33 Engle progeny cases. Those payments totalled US$333 million (approximately £261 million) in compensatory or punitive damages. Additional costs were paid in respect of attorneys' fees and statutory interest.

36.

In addition, accruals for damages and attorneys' fees and statutory interest for 8 cases (Starr-Blundell v R. J. Reynolds Tobacco Co., Odom v. R. J. Reynolds Tobacco Co., Nally v. R. J. Reynolds Tobacco Co., Johnston v. R. J. Reynolds Tobacco Co., Searcy v. R. J. Reynolds Tobacco Co., Fox v. R. J. Reynolds Tobacco Co., Lima v. R. J. Reynolds Tobacco Co and Pardue v. R. J. Reynolds Tobacco Co.) were recorded in RAI's consolidated balance sheet as of 31 December 2018 to the value of US$104,902,981.61 (approximately £82,367,291).

(c) Individual Cases

37.

As of 31 December 2018, 111 individual cases were pending in the United States against RJRT, Lorillard Tobacco and/or B&W. This category of cases includes smoking and health cases alleging personal injuries caused by tobacco use or exposure brought by or on behalf of individual plaintiffs based on theories of negligence, strict liability, breach of express or implied warranty, and violations of state deceptive trade practices or consumer protection statutes. The plaintiffs seek to recover compensatory damages, attorneys' fees and costs, and punitive damages. The category does not include the West Virginia personal injury cases (“West Virginia IPIC”) cases, Engle progeny cases, Broin II cases, and Filter Cases discussed above and below. One of the individual cases is brought by or on behalf of an individual or his/her survivors alleging personal injury as a result of exposure to ETS.

38.

The following chart identifies the number of individual cases pending as of 31 December 2018 as against the number pending as of 31 December 2017, along with the number of West Virginia IPIC cases, Engle progeny cases, Broin II cases, and Filter Cases, which are discussed further below.

Case Type	US Case Numbers 31 December 2018	US Case Numbers 31 December 2017	Change in Number Increase / (Decrease)

US tobacco related actions
Individual Smoking and Health Cases (note 15)	111	99	12
West Virginia IPIC (Number of Plaintiffs) (note 16)	1 (1)	1 (564)	No change / (563)
Engle Progeny Cases (Number of Plaintiffs) (note 17)	2,268 (2,841)	2,569 (3,276)	(301) (435)
Broin II Cases (note 18)	1,406	2,321	(915)
Filter Cases (note 19)	58	71	(13)

(Note 15) Out of the 111 pending individual smoking and health cases, five have received adverse verdicts in the court of first instance or on appeal, and the total amount of those verdicts is US$209.4 million (approximately £164.4 million).

(Note 16) The West Virginia IPIC cases are a series of roughly 1,200 cases, filed in West Virginia beginning in 1999, asserting claims against PM USA, Lorillard Tobacco, RJRT, B&W and The American Tobacco Company. These cases were brought in consolidated proceedings in West Virginia alleging personal injuries, where the first phase of the trial began on 15 April 2013 and on 15 May 2013 the jury returned a verdict for defendants on all but one of plaintiffs' claims (the verdict was affirmed on appeal).  The one claim upon which plaintiffs prevailed was a limited failure to instruct claim covering a narrow window of time. Only 30 plaintiffs qualified to pursue that narrow claim. In 2017, those 30 plaintiffs agreed to resolve their claims for US$7,000 (approximately £5,496) per case. All of those failure to instruct claims have been dismissed with prejudice, with the agreement that each plaintiff who submits a release within one year will receive the agreed payment of US$7,000 (approximately £5,496) from either PM USA or RJRT, as appropriate. Three of the 30 plaintiffs have submitted releases to date. In addition to the foregoing failure to instruct claims, various plaintiffs in 1999 and 2000 asserted claims against retailers and distributors (which have not been pursued in light of the result in the Phase I trial in defendants’ favour), as well as smokeless claims against various defendants including RJRT, Lorillard, American Snuff and B&W. In 2017, 41 plaintiffs were permitted to pursue their smokeless claims over defendants’ objections. On 27 April 2018, the court dismissed the claims of those 41 plaintiffs with prejudice. In the final weeks of the case in the trial court, one plaintiff sought to pursue a roll-your-own claim that had long been dormant. The trial court denied that request and that one plaintiff appealed to the West Virginia Supreme Court on 8 May 2018. That appeal has been fully briefed and is awaiting decision.

(Note 17) The number of Engle progeny cases will fluctuate as cases are dismissed or if any of the dismissed cases are appealed. Please see earlier table in paragraph 36.

(Note 18) Broin v Philip Morris, Inc. was a class action filed in Circuit Court in Miami-Dade County, Florida in 1991 and brought on behalf of flight attendants alleged to have suffered from diseases or ailments caused by exposure to ETS in airplane cabins. In October 1997, RJRT, Lorillard Tobacco, B&W and other cigarette manufacturer defendants settled Broin, agreeing to pay a total of US$300 million (approximately £236 million) in three annual US$100 million (approximately £79 million) instalments, allocated among the companies by market share, to fund research on the early detection and cure of diseases associated with tobacco smoke. It also required those companies to pay a total of US$49 million (approximately £38.5 million) for the plaintiffs' counsel's fees and expenses. RJRT's portion of these payments was approximately US$86 million (approximately £68 million); Lorillard Tobacco's was approximately US$57 million (approximately £45 million); and B&W's was approximately US$31 million (approximately £24.3 million). The settlement agreement, among other things, limits the types of claims class members may bring and eliminates claims for punitive damages. The settlement agreement also provides that, in individual cases by class members that are referred to as Broin II lawsuits, the defendants will bear the burden of proof with respect to whether ETS can cause certain specifically enumerated diseases, referred to as "general causation". With respect to all other liability issues, including whether an individual plaintiff’s disease was caused by his or her exposure to ETS in airplane cabins, referred to as “specific causation”, individual plaintiffs will bear the burden of proof. On 7 September 1999, the Florida Supreme Court approved the settlement. There have been no Broin II trials since 2007. There have been periodic efforts to activate cases and the Group expects this to continue over time.

(Note 19) Includes claims brought against Lorillard Tobacco and Lorillard by individuals who seek damages resulting from their alleged exposure to asbestos fibres that were incorporated into filter material used in one brand of cigarettes manufactured by a predecessor to Lorillard Tobacco for a limited period of time ending more than 50 years ago. Pursuant to the terms of a 1952 agreement between P. Lorillard Company and H&V Specialties Co., Inc. (the manufacturer of the filter material), Lorillard Tobacco is required to indemnify Hollingsworth & Vose for legal fees, expenses, judgments and resolutions in cases and claims alleging injury from finished products sold by P. Lorillard Company that contained the filter material. As of 31 December 2018, Lorillard Tobacco and/or Lorillard was a defendant in 58 Filter cases. Since 1 January 2016, Lorillard Tobacco and RJRT have paid, or have reached agreement to pay, a total of approximately US$30.2 million (approximately £24 million) in settlements to resolve 137 Filter Cases.

(d) State Settlement Agreements

39.

In November 1998, the major US cigarette manufacturers, including RJRT, B&W and Lorillard Tobacco, entered into the Master Settlement Agreement ("MSA") with attorneys general representing 46 US states, the District of Columbia and certain US territories and possessions. These cigarette manufacturers previously settled four other cases, brought on behalf of Mississippi, Florida, Texas and Minnesota, by separate agreements with each state (collectively and with the MSA, the "State Settlement Agreements").

40.

These State Settlement Agreements settled all health-care cost recovery actions brought by, or on behalf of, the settling jurisdictions; released the defending major US cigarette manufacturers from various additional present and potential future claims; imposed future payment obligations in perpetuity on RJRT, B&W, Lorillard Tobacco and other major US cigarette manufacturers; and placed significant restrictions on their ability to market and sell cigarettes and smokeless tobacco products.  In accordance with the MSA, various tobacco companies agreed to fund a US$5.2 billion (approximately £5 billion) trust fund to be used to address the possible adverse economic impact of the MSA on tobacco growers.

41.

RJRT and SFNTC are subject to the substantial payment obligations under the State Settlement Agreements. Payments under the State Settlement Agreements are subject to various adjustments for, among other things, the volume of cigarettes sold, relative market share, operating profit and inflation. RAI's operating subsidiaries' expenses and payments under the State Settlement Agreements for 2016, 2017, 2018 and the projected expenses and payments for 2019 onwards are set forth below (in millions of US dollars)*:

	2016	2017	2018	2019 and thereafter

Settlement expenses	$2,727	$2,856	$2,741

Settlement cash payments	$3,042	$4,612	$917

Projected settlement expenses				$>2,800

Projected settlement cash payments				$>2,800

*Subject to adjustments for changes in sales volume, inflation, operating profit and other factors. Payments are allocated among the companies on the basis of relative market share or other methods.

42.

The State Settlement Agreements have materially adversely affected RJRT's shipment volumes. RAI believes that these settlement obligations may materially adversely affect the results of operations, cash flows or financial position of RAI and RJRT in future periods.  The degree of the adverse impact will depend, among other things, on the rate of decline in US cigarette sales in the premium and value categories, RJRT's share of the domestic premium and value cigarette categories, and the effect of any resulting cost advantage of manufacturers not subject to the State Settlement Agreements.

43.

In addition, the MSA includes an adjustment that potentially reduces the annual payment obligations of RJRT, Lorillard Tobacco and the other signatories to the MSA, known as "Participating Manufacturers" ("PMs"). Certain requirements, collectively referred to as the "Adjustment Requirements", must be satisfied before the Non-Participating Manufacturers ("NPM") Adjustment for a given year is available: (i) an Independent Auditor must determine that the PMs have experienced a market share loss, beyond a triggering threshold, to those manufacturers that do not participate in the MSA (such non-participating manufacturers being referred to as "NPMs"); and (ii) in a binding arbitration proceeding, a firm of independent economic consultants must find that the disadvantages of the MSA were a significant factor contributing to the loss of market share. This finding is known as a significant factor determination.

44.

When the Adjustment Requirements are satisfied, the MSA provides that the NPM Adjustment applies to reduce the annual payment obligation of the PMs. However, an individual settling state may avoid its share of the NPM Adjustment if it had in place and diligently enforced during the entirety of the relevant year a “Qualifying Statute” that imposes escrow obligations on NPMs that are comparable to what the NPMs would have owed if they had joined the MSA. In such event, the state’s share of the NPM Adjustment is reallocated to other settling states, if any, that did not have in place and diligently enforce a Qualifying Statute.

45.

RJRT and Lorillard Tobacco are or were involved in NPM Adjustment proceedings concerning the years 2003 to 2017. In 2012, RJRT, Lorillard Tobacco, and SFNTC entered into an agreement (the “Term Sheet”) with certain settling states that resolved accrued and potential NPM adjustments for the years 2003 through 2012 and, as a result, RJRT and SFNTC collectively received, or are to receive, more than US$1.1 billion (approximately £863 million) in credits that, in substantial part, were applied to MSA payments in 2014 through 2017. After an arbitration panel ruled in September 2013 that six states had not diligently enforced their qualifying statutes in the year 2003, additional states joined the Term Sheet. RJRT executed the NPM Adjustment Settlement Agreement on 25 September 2017 (which incorporated the Term Sheet). Since the NPM Adjustment Settlement Agreement was executed, an additional 10 states have joined. NPM proceedings are ongoing and could result in further reductions of the companies’ MSA-related payments.

46.

On 18 January 2017, the State of Florida filed a motion to join Imperial Tobacco Group, PLC (“ITG”) as a defendant and to enforce the Florida State Settlement Agreement, which motion seeks payment under the Florida State Settlement Agreement of approximately US$45 million (approximately £35.3 million) with respect to the four brands (Winston, Salem, Kool and Maverick) that were sold to ITG in the divestiture of certain assets, on 12 June 2015, by subsidiaries or affiliates of RAI and Lorillard, together with the transfer of certain employees and certain liabilities, to a wholly owned subsidiary of Imperial Brands plc (the "Divestiture"), referred to as the Acquired Brands. The motion also claims future annual losses of approximately US$30 million (approximately £23.6 million) absent the court's enforcement of the Florida State Settlement Agreement. The State's motion sought, among other things, an order declaring that RJR Tobacco and ITG are in breach of the Florida Settlement Agreement and are required, jointly and severally, to make annual payments to the State under the Florida State Settlement Agreement with respect to the Acquired Brands. In addition, on 18 January 2017, PM USA filed a motion to enforce the Florida State Settlement Agreement, asserting among other things that RJR Tobacco and ITG breached that agreement by failing to make settlement payments as to the Acquired Brands, which PM USA asserts has improperly shifted settlement payment obligations to PM USA. On 27 January 2017, RJR Tobacco sought leave to file a supplemental pleading for breach by ITG of its obligations regarding joinder into the Florida State Settlement Agreement. The Florida court, on 30 March 2017, ruled that ITG should be joined into the enforcement action.

47.

After a bench trial, the court entered an order holding that RJR Tobacco (not ITG) is liable for annual settlement payments for the Acquired Brands, finding that ITG did not assume liability for annual settlement payments under the terms of the asset purchase agreement relating to the Divestiture and RJR Tobacco remained liable for payments under the Florida State Settlement Agreement as to the Acquired Brands. On 23 January 2018, RJR Tobacco filed a notice of appeal, and on 25 January 2018, RJR Tobacco filed an amended notice of appeal, and PM USA filed a notice of appeal as to the court's ruling as to ITG. On 26 January 2018, the State moved for recovery of its attorneys' fees and costs from RJR Tobacco. The State and PM USA filed a joint motion for the entry of final judgment on 1 February 2018. The Court declined to enter a final judgment until after resolution of the dispute between RJR Tobacco and PM USA regarding PM USA’s assertion that settlement payment obligations have been improperly shifted to PM USA. On 15 August 2018, the Court entered a Final Judgement in the action. As a result of the Court’s Final Judgment, PM USA’s challenge to RJR Tobacco's accounting assumptions related to the Acquired Brands was rendered moot, subject to reinstatement if ITG joins the Florida State Settlement Agreement or if judgment is reversed. On 29 August 2018, RJR Tobacco filed a notice of appeal on the Final Judgment. On 7 September 2018, PM USA filed a notice of appeal with respect to the court’s ruling as to ITG. On 12 September 2018, RJR Tobacco filed a motion to consolidate RJR Tobacco’s appeal with the appeal filed by PM USA, which was granted on 1 October 2018, RJR Tobacco's initial brief was due on 11 February 2019. On 30 January 2019, RJR Tobacco filed an agreed notice of extension of time to serve its initial brief. RJR Tobacco’s initial brief is now due on 2 April 2019. RJR Tobacco will seek indemnification from ITG, if necessary.  In January 2018, the auditor of the Florida State Settlement Agreement adjusted the final 2017 invoice for the annual payment and amended the 2015 and 2016 invoices for the respective annual payment and the net operating profit penalty for each of those years under the Florida Settlement Agreement, based on the auditor's interpretation of the court's order. The adjusted invoices reflected amounts due to both the State of Florida and PM USA. In total, the estimated additional amounts due were US$99.4 million (approximately £78 million) with US$83.5 million (approximately £65.6 million) to the State of Florida and US$15.9 million (approximately £12.5 million) to PM USA. RJR Tobacco has advised the auditor that it disputes these amounts, and therefore no further amounts were due or would be paid for those years pending the final resolution of RJR Tobacco's appeal of the court's order. Those amounts were not paid.

48.

On 17 February 2017, ITG filed an action in the Court of Chancery of the State of Delaware seeking declaratory relief and a motion for a temporary restraining order against RAI and RJR Tobacco. In its complaint, ITG asked the court to declare various matters related to its rights and obligations under the asset purchase agreement (and related documents) relating to the Divestiture. ITG sought an injunction barring RAI and/or RJR Tobacco from alleging in the Florida enforcement litigation that ITG had breached the asset purchase agreement and requiring these companies to litigate issues under the asset purchase agreement in Delaware. Following a hearing on ITG's complaint and motion on 1 March 2017, the Delaware court entered a temporary restraining order that enjoined RAI and RJR Tobacco from "taking offensive action to assert claims against ITG Brands" in the Florida enforcement action, but the order does not prevent RJR Tobacco from making arguments in response to claims asserted by the State of Florida, PM USA or ITG in the Florida enforcement litigation. On 24 March 2017, RAI and RJR Tobacco answered the ITG complaint and filed a motion to stay proceedings in Delaware pending the outcome of the Florida enforcement litigation, which motion was denied 18 May 2017. Cross motions for partial judgment on the pleadings were filed focusing on whether ITG's obligation to use "reasonable best efforts" to join the Florida State Settlement Agreement continued after the 12 June 2015 closing. On 30 November 2017, following argument, the Delaware court ruled in favour of RJR Tobacco, holding that ITG's obligation to use its reasonable best efforts to join the Florida Settlement Agreement did not terminate due to the closing of the asset purchase agreement relating to the Divestiture. On 4 January 2019, RJR Tobacco filed a motion for partial judgment on the pleadings seeking to resolve two contract-interpretation questions under the asset purchase agreement: first, to the extent RJR Tobacco is held liable for any settlement payments based on post-closing sales of the Acquired Brands, ITG assumed this liability, and second, that the asset purchase agreement does not entitle ITG to a unique protection from an equity-fee law that does not yet exist in a Previously Settled State.

49.

On 26 March 2018, the State of Minnesota filed a motion against RJR Tobacco to enforce the Minnesota State Settlement Agreement, which motion seeks payments under the Minnesota State Settlement Agreement of approximately US$40 million (approximately £31.4 million) with respect to the Acquired Brands. The motion also claims future annual losses of approximately US$15 million (approximately £11.8 million) absent the court’s enforcement of the Minnesota State Settlement Agreement. The State of Minnesota also filed a separate complaint against ITG, which complaint seeks the same payments. The State’s motion against RJR Tobacco and complaint against ITG seek, among other things, an order declaring that RJR Tobacco and ITG are in breach of the Minnesota State Settlement Agreement and are jointly and severally liable to make annual payments to the State of Minnesota under the Minnesota State Settlement Agreement with respect to the Acquired Brands. In addition, on 28 March 2018, PM USA filed a motion to enforce the Minnesota State Settlement Agreement, asserting, among other things, that RJR Tobacco and ITG breached the Minnesota State Settlement Agreement by failing to make settlement payments as to the Acquired Brands, which PM USA asserts has improperly shifted settlement payment obligations to PM USA. On 27 March 2018, the Minnesota court consolidated the motions to enforce and complaint against ITG into one proceeding captioned In re Petition of the State of Minnesota for an Order Compelling Payments of Settlement Proceeds Related to ITG Brands LLC, Court File No. 62-CV-18-1912. On 11 June 2018, the court held a scheduling conference in the case and by order dated 21 June 2018, set a discovery schedule for the case. Discovery is scheduled to be completed by 31 March 2019. No trial date has yet been set.

50.

On 28 January 2019, the State of Texas filed motions to join ITG as a defendant and to enforce the Texas State Settlement Agreement against RJR Tobacco and ITG, seeking payment under the Texas State Settlement Agreement of approximately US$125 million (approximately £98 million) with respect to the Acquired Brands that were sold to ITG in the Divestiture.  The motion also claims future annual losses of an unspecified amount absent the court's enforcement of the Texas State Settlement Agreement.  The State's motion seeks, among other things, an order declaring that RJR Tobacco, or in the alternative, ITG, is in breach of the Texas Settlement Agreement and is required to make annual payments to the State under the Texas State Settlement Agreement with respect to the Acquired Brands.  In addition, on 29 January 2019, PM USA filed a motion to enforce the Texas State Settlement Agreement, asserting among other things that RJR Tobacco and ITG breached that agreement by failing to make settlement payments as to the Acquired Brands, which PM USA asserts has improperly shifted settlement payment obligations to PM USA.

(e) UK — Based Group Companies

51.	As at 31 December 2018, Investments has been served in one dormant individual action in the US (Perry) in which there has been no activity since 1998 following the plaintiff's death in 1997.

Tobacco Related Litigation Outside the United States

52.	As at 31 December 2018:
a.	medical reimbursement actions are being brought in Angola, Argentina, Brazil, Canada, Nigeria and South Korea;
b.	class actions are being brought in Brazil, Canada and Venezuela;
c.

active tobacco product liability claims against the Group’s companies existed in 14 markets outside the US. The only markets with five or more claims were Argentina, Brazil, Canada, Chile, Nigeria and Italy.

(a) Medical reimbursement cases

Angola

1.

In or about November 2016, BAT Angola affiliate Sociedade Unificada de Tabacos de Angola (“SUT”) was served with a collective action filed in the Provincial Court of Luanda, 2nd Civil Section, by the consumer association Associação Angolana dos Direitos do Consumidor (“AADIC”). The lawsuit seeks damages of AOA 800,000,000 (approximately £2 million or US$2.6 million)  allegedly incurred by the Angolan Instituto Nacional do Controlo do Cancro (“INCC”) for the cost of treating tobacco-related disease, non-material damages allegedly suffered by certain individual smokers on the rolls of INCC, and the mandating of certain cigarette package warnings. SUT filed its answer to the claim on or about 5 December 2016. The case remains pending.

Argentina

2.

In 2007, the non-governmental organisation the Argentina Tort Law Association (“ATLA”) and Emma Mendoza Voguet brought a reimbursement action against Nobleza Piccardo S.A.I.C.y.F. (“Nobleza”) and Massalín Particulares. The case is being heard in the Contentious Administrative Court and is currently at the evidentiary stage.

Brazil

3.

In August 2007, the São Paulo Public Prosecutor’s Office filed a medical reimbursement claim against Souza Cruz S.A. (“Souza Cruz”). A similar claim was lodged against Philip Morris Brasil Indústria e Comércio Ltda. On 4 October 2011, the Court dismissed the action against Souza Cruz, with a judgment on the merits. The plaintiffs’ appeal to the Court of Appeal failed by unanimous vote (3 to 0). The Public Prosecutor’s Office filed a Special Appeal to the Superior Court of Justice, which was denied on 12 November 2018 by a decision that is subject to further appeal.

Canada

4.

Following the implementation of legislation enabling provincial governments to recover healthcare costs directly from tobacco manufacturers, ten actions for recovery of healthcare costs arising from the treatment of smoking and health-related diseases have been brought. These proceedings name various Group companies as defendants, including the Company, Investments, Industries, Carreras Rothmans Limited (collectively, the "UK Companies") and Imperial Tobacco Canada Limited ("Imperial"), the Group's operating company in Canada, as well as RJRT and its affiliate R.J. Reynolds Tobacco International Inc. ("RJRTI") (collectively, the "RJR Companies"). Pursuant to the terms of the 1999 sale of RJRT's international tobacco business to Japan Tobacco Incorporated ("JTI"), JTI has agreed to indemnify RJRT for all liabilities and obligations (including litigation costs) arising in respect of the Canadian recoupment actions. Subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these actions.

5.

The ten cases are proceeding in British Columbia, New Brunswick, Newfoundland and Labrador, Ontario, Quebec, Manitoba, Alberta, Saskatchewan, Nova Scotia and Prince Edward Island. The enabling legislation is in force in all ten provinces. In addition, legislation has received Royal Assent in two of the three territories in Canada, but has yet to be proclaimed into force.

Canadian province	Act pursuant to which Claim was brought	Companies named as Defendants	Current stage
British Columbia	Tobacco Damages and Health Care Costs Recovery Act 2000	Imperial Investments Industries Carreras Rothmans Limited RJR Companies Other former Rothmans Group companies All have been served.

The defences of Imperial, Investments, Industries, Carreras Rothmans Limited and the RJR Companies have been filed, and document production and discoveries are ongoing. On 13 February 2017 the province delivered an expert report dated October 2016, quantifying its damages in the amount of CAD$118 billion (approximately £68 billion or US$ 86.3 billion). No trial date has been set. The federal government is seeking CAD$5 million (approximately £2.9 million or   US$3.7 million) jointly from all the defendants in respect of costs pertaining to the third-party claim, now dismissed.

New Brunswick	Tobacco Damages and Health Care Costs Recovery Act 2006	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

The defences of Imperial, the UK Companies and the RJR Companies have been filed and document production and discoveries are substantially complete. The most recent expert report filed by the Province estimates a range of damages between CAD$11.1 billion (approximately £6.4 billion or US$8.1 billion) - CAD$23.2 billion (approximately £13.4 billion or US$17 billion), including expected future costs. Following a motion to set a trial date, the court ordered that the trial commence on 4 November 2019.

Ontario	Tobacco Damages and Health Care Costs Recovery Act 2009	Imperial the UK Companies and RJR Companies have all been named as defendants and served.

The defences of Imperial, the UK Companies and the RJR Companies have been filed. The parties completed significant document production in summer of 2017 and discoveries commenced in the fall of 2018. On 15 June 2018, the province delivered an expert report quantifying its damages in the range of CAD$280 billion (approximately £161 billion or US$205 billion) – CAD$630 billion (approximately £362 billion or US$ 461 billion) in 2016/2017 dollars for the period 1954 – 2060, and the Province has amended the damages sought in its Statement of Claim to CAD$330 billion (approximately £190 billion or US$242 billion). On 31 January 2019, the Province delivered a further expert report claiming an additional CAD $9.4 billion (approximately £5.4 billion or US$6.9 billion) -10.9 billion in damages (approximately £6.3 billion or US$7.9 billion) in respect of environmental tobacco smoke. No trial date has been set.

Newfoundland and Labrador	Tobacco Health Care Costs Recovery Act 2001	Imperial, the UK Companies and the RJR Companies have all been named as defendants and served.

The case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the province began its document production in March 2018. Damages have not been quantified by the province. No trial date has been set.

Saskatchewan	Tobacco Damages and Health Care Costs Recovery Act 2007	Imperial, the UK Companies and the RJR Companies have all been named as defendants and served.

This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the province has delivered a test shipment of documents. Damages have not been quantified by the province. No trial date has been set.

Manitoba	Tobacco Damages Health Care Costs Recovery Act 2006	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and document production is underway. Damages have not been quantified by the province. No trial date has been set.

Alberta	Crown’s Right of Recovery Act 2009	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and document production is underway. The province has stated its claim to be worth CAD$10 billion (approximately £5.7 billion or US$7.3 billion). No trial date has been set.

Quebec	Tobacco Related Damages and Health Care Costs Recovery Act 2009	Imperial, Investments, Industries, the RJR Companies and Carreras Rothmans Limited have been named as defendants and served.

The case is at an early case management stage. The defences of Imperial, Investments, Industries, Carreras Rothmans Limited and the RJR Companies have been filed. Motions over admissibility of documents and damages discovery have been filed but not heard. The province is seeking CAD$60 billion (approximately £34.4 billion or US$44 billion). No trial date has been set.

Prince Edward Island	Tobacco Damages and Health Care Costs Recovery Act 2009	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed and the next step will be document production, which the parties have deferred for the time being. Damages have not been quantified by the province. No trial date has been set.

Nova Scotia	Tobacco Health Care Costs Recovery Act 2005	Imperial, the UK Companies and RJR Companies have all been named as defendants and served.

This case is at an early case management stage. The defences of Imperial, the UK Companies and the RJR Companies have been filed. The province provided a test document production in March 2018. Damages have not been quantified by the province. No trial date has been set.

Nigeria

6.

British American Tobacco (Nigeria) Limited ("BAT Nigeria"), the Company and Investments have been named as defendants in a medical reimbursement action by the federal government of Nigeria, filed on 6 November 2007 in the Federal High Court, and in similar actions filed by the Nigerian states of Kano (9 May 2007), Oyo (30 May 2007), Lagos (13 March 2008), Ogun (26 February 2008), and Gombe (17 October 2008) commenced in their respective High Courts. In the five cases that remain active, the plaintiffs seek a total of approximately 10.6 trillion Nigerian naira (approximately £22.9 billion or US$29.1 billion) in damages, including special, anticipatory and punitive damages, restitution and disgorgement of profits, as well as declaratory and injunctive relief.

7.

The suits claim that the state and federal government plaintiffs incurred costs related to the treatment of smoking-related illnesses resulting from allegedly tortious conduct by the defendants in the manufacture, marketing, and sale of tobacco products in Nigeria, and assert that the plaintiffs are entitled to reimbursement for such costs. The plaintiffs assert causes of action for negligence, negligent design, fraud and deceit, fraudulent concealment, breach of express and implied warranty, public nuisance, conspiracy, strict liability, indemnity, restitution, unjust enrichment, voluntary assumption of a special undertaking, and performance of another's duty to the public.

8.

The Company and Investments have made a number of challenges to the jurisdiction of the Nigerian courts. Such challenges are still pending (on appeal) against the federal government and the states of Lagos, Kano, Gombe and Ogun. The underlying cases are stayed or adjourned pending the final outcome of these jurisdictional challenges. In the state of Oyo, on 13 November 2015, and 24 February 2017, respectively, the Company's and Investments' jurisdictional challenges were successful in the Court of Appeal and the issuance of the writ of summons was set aside.

South Korea

9.

In April 2014, Korea's National Health Insurance Service ("NHIS") filed a healthcare recoupment action against KT&G (a Korean tobacco company), PM Korea and BAT Korea (including BAT Korea Manufacturing). The NHIS is seeking damages of roughly 54 billion Korean Won (approximately £38 million or US$ 48.2 million) in respect of health care costs allegedly incurred by the NHIS treating patients with lung (small cell and squamous cell) and laryngeal (squamous cell) cancer between 2003 and 2012. Court hearings in the case, which constitute the trial, commenced in September 2014 and remain ongoing.

(b) Class Actions

Brazil

10.	There are currently two class actions being brought in Brazil. One is also a medical reimbursement claim (São Paulo Public Prosecutor’s Office), and is therefore discussed at paragraph 58 above.

11.

In 1995, the Associação de Defesa da Saúde do Fumante (“ADESF”) class action was filed against Souza Cruz and Philip Morris in the São Paulo Lower Civil Court alleging that the defendants are liable to a class of smokers and former smokers for failing to warn of cigarette addiction. The case was stayed in 2004 pending the defendants’ appeal from a decision issued by the Lower Civil Court that held that the defendants had not met their burden of proving that cigarette smoking was not addictive or harmful to health.

12.

On 12 November 2008, the São Paulo Court of Appeals overturned the lower court’s unfavourable decision of 2004, returning the case to the lower court for production of evidence and a new judgment. Following production of evidence, on 16 May 2011, the lower court granted Souza Cruz’s motion to dismiss the action in its entirety on the merits. The plaintiffs' appeal to the Sao Paolo Court of Appeals was unsuccessful. The plaintiffs then filed a Special Appeal to the Superior Court of Justice, which was rejected under procedural grounds on 20 February 2017. The plaintiffs filed an appeal of the rejection in the Superior Court of Justice on 15 March 2017.

Canada

13.	There are 11 class actions being brought in Canada against Group companies.

14.

Knight Class Action: The Supreme Court of British Columbia certified a class of all consumers who purchased Imperial cigarettes in British Columbia bearing ‘light’ or ‘mild’ descriptors since 1974. The plaintiff is seeking compensation for amounts spent on ‘light and mild’ products and a disgorgement of profits from Imperial on the basis that the marketing of light and mild cigarettes was deceptive because it conveyed a false and misleading message that those cigarettes are less harmful than regular cigarettes.

15.

On appeal, the appellate court confirmed the certification of the class, but limited any financial liability, if proven, to 1997 onward. Imperial’s third party claim against the federal government was dismissed by the Supreme Court of Canada. The federal government is seeking a cost order of CAD$5 million (approximately £2.9 million or US$3.7 million) from Imperial relating to its now dismissed third party claim. After being dormant for several years, the plaintiff delivered a Notice of Intention to Proceed, and Imperial delivered an application to dismiss the action for delay. The application was heard on 23 June 2017 and was dismissed on 23 August 2017. Notice to class members of certification was provided on 14 February 2018. The next steps include discovery-related ones.

16.

Growers’ Class Action: In December 2009, Imperial was served with a proposed class action filed by Ontario tobacco farmers and the Ontario Flue-Cured Tobacco Growers’ Marketing Board. The plaintiffs allege that Imperial and the Canadian subsidiaries of Phillip Morris International and JTI failed to pay the agreed domestic contract price to the growers used in products manufactured for the export market and which were ultimately smuggled back into Canada. JTI has sought indemnification pursuant to the JTI Indemnities (discussed below at paragraphs 123 to 124). The plaintiffs seek damages in the amount of CAD$50 million (approximately £28.7 million or US$36.6 million). Various preliminary challenges have been heard, the last being a motion for summary judgment on a limitation period. The motion was dismissed and ultimately, leave to appeal to the Ontario Court of Appeal was dismissed in November 2016. In December 2017, the plaintiffs proposed that the action proceed by way of individual actions as opposed to a class action. The defendants did not consent. The claim is currently in abeyance pending further action from the plaintiffs.

17.

Quebec Class Actions: There are currently two class actions in Quebec. On 21 February 2005, the Quebec Superior Court granted certification in two class actions against Imperial and two other domestic manufacturers. The Court certified two classes, with the class definitions being revised in the judgment rendered 27 May 2015. One class consists of residents of Quebec who (a) smoked before 20 November 1998 at least 12 pack years of cigarettes manufactured by the Defendants; and (b) were diagnosed before 12 March 2012 with: lung cancer, or cancer (squamous cell carcinoma) of the throat, or emphysema. The group also includes the heirs of persons deceased after 20 November 1998 who meet the criteria described above. The second consists of residents of Quebec who, as of 30 September 1998, were addicted to nicotine contained in cigarettes and who in addition meet the following three criteria: (a) they started smoking before 30 September 1994 by smoking cigarettes manufactured by the Defendants; (b) between 1 September and 30 September 1998 they smoked on average at least 15 cigarettes manufactured by the Defendants on a daily basis; and (c) they still smoked an average of at least 15 cigarettes manufactured by the Defendants as of 21 February 2005, or until their death if it occurred before that date. The group also includes the heirs of members who meet the criteria described above. Pursuant to the judgment, the plaintiffs were awarded damages and interest against Imperial and the Canadian subsidiaries of Philip Morris International and JTI in the amount of CAD$15.6 billion (approximately £9 billion or US$11.4 billion), of which Imperial’s share is CAD$10.4 billion (approximately £6 billion or US$7.6 billion). An appeal of the judgment was filed on 26 June 2015. The Court also awarded provisional execution pending appeal of CAD$1,131 million (approximately £650 million or US$828 million), of which Imperial’s share was approximately CAD$742 million (approximately £427 million or US$543 million). This order was subsequently overturned by the Court of Appeal. Following the cancellation of the order for provisional execution, the plaintiffs filed a motion against Imperial and one other manufacturer seeking security in the amount of CAD $5 billion (approximately £2.9 billion or US$3.7 billion) to guarantee, in whole or in part, the payment of costs of the appeal and the judgment. On 27 October 2015, the Court of Appeal ordered the parties to post security in the amount of CAD$984 million (approximately £566 million or US$720 million), of which Imperial’s share was CAD$758 million (approximately £436 million or US$555 million). The security was paid in seven equal quarterly instalments of just over CAD$108 million (approximately £62 million or US$79 million) between 31 December 2015 and 30 June 2017 – see note 14.  Imperial filed its Factum on Appeal on 11 December 2015 and the appeal was heard in November 2016. The decision has been under reserve and is expected to be released on 1 March 2019.

18.

Other Canadian Smoking and Health Class Actions: Seven putative class actions, described below, have been filed against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies, in various Canadian Provinces. In these cases, none of which have quantified their asserted damages, the plaintiffs allege claims based on fraud, fraudulent concealment, breach of warranty of merchantability, and of fitness for a particular purpose, failure to warn, design defects, negligence, breach of a "special duty" to children and adolescents, conspiracy, concert of action, unjust enrichment, market share liability and violations of various trade practices and competition statutes. Pursuant to the terms of the 1999 sale of RJRT's international tobacco business, RJRT has tendered to JTI the defence of these seven actions (Semple, Kunka, Adams, Dorion, Bourassa, McDermid and Jacklin, discussed below). Subject to a reservation of rights, JTI has assumed the defence of the RJR Companies in these actions.

19.

In June 2009, four smoking and health class actions were filed in Nova Scotia (Semple), Manitoba (Kunka), Saskatchewan (Adams) and Alberta (Dorion) against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies. In Saskatchewan, the UK Companies have been released from the action, and the RJR Companies have brought a motion challenging the jurisdiction of the court. No date has been set in these cases with respect to the certification motion hearing.  There are service issues in relation to Imperial and the UK Companies in Alberta and in relation to the UK Companies in Manitoba.

20.

In June 2010, two further smoking and health class actions were filed in British Columbia against various Canadian and non-Canadian tobacco-related entities, including Imperial, the UK Companies and the RJR Companies. The Bourassa claim is allegedly on behalf of all individuals who have suffered chronic respiratory disease and the McDermid claim proposes a class based on heart disease. Both claims state that they have been brought on behalf of those who have “smoked a minimum of 25,000 cigarettes.” The UK Companies, Imperial, the RJR Companies and other defendants objected to jurisdiction. Subsequently, the Company and Carreras Rothmans Limited were released from Bourassa and McDermid. Imperial, Industries, Investments and the RJR Companies remain as defendants in both actions. No certification motion hearing date has been set. The Plaintiffs were due to deliver certification motion materials by 31 January 2015, but have not yet done so.

21.

In June 2012, a new smoking and health class action was filed in Ontario (Jacklin) against various Canadian and non-Canadian tobacco-related entities, including the UK Companies, Imperial and the RJR Companies. The claim is presently in abeyance.

Venezuela

22.

In April 2008, the Venezuelan Federation of Associations of Users and Consumers (FEVACU) and Wolfang Cardozo Espinel and Giorgio Di Muro Di Nunno, acting as individuals, filed a class action against the Venezuelan government. The class action seeks regulatory controls on tobacco and recovery of medical expenses for future expenses of treating smoking-related illnesses in Venezuela. Both C.A Cigarrera Bigott Sucs. ("Cigarrera Bigott"), a Group subsidiary, and ASUELECTRIC, represented by its president Giorgio Di Muro Di Nunno (who had previously filed as an individual), have been admitted as third parties by the Constitutional Chamber of the Supreme Court of Justice. A hearing date for the action is yet to be scheduled. On 25 April 2017 and on 23 January 2018, Cigarrera Bigott requested the Court to declare the lapsing of the class action due to no proceedings taking place in the case in over a year. A ruling on the matter is yet to be issued.

(c) Individual Tobacco Related Personal Injury Claims

23.

As at 31 December 2018, the jurisdictions with the most active individual cases against Group companies were, in descending order: Brazil (56), Italy (25), Chile (10), Canada (5), Argentina (5) and Ireland (2). There were a further four jurisdictions with one active case only. Out of the 107 active individual tobacco related personal injury claims, two have received unfavourable verdicts in either the court of first instance or on appeal. The total value of those unfavourable verdicts is approximately €801,954 (approximately £719,819 or US$916,750).

Non-Tobacco Related Litigation

Croatian Distributor Dispute

24.

BAT Hrvatska d.o.o u likvidaciji and British American Tobacco Investments (Central and Eastern Europe) Limited are named as defendants in a claim by Mr Perica received on 22 August 2017 and brought before the commercial court of Zagreb, Croatia. Mr Perica seeks damages of HRK 408,401,866.15 (approximately £49 million or US$63 million) relating to a BAT Standard Distribution Agreement dating from 2005. BAT Hrvatska d.o.o and British American Tobacco Investments (Central and Eastern Europe) Ltd filed a reply to the statement of claim on 6 October 2017. A hearing had been scheduled to take place on 10 May 2018, but it was postponed due to a change of the judge hearing the case. The Commercial Court in Zagreb declared they do not have jurisdiction and that the competent court to hear this case is the Municipal Court in Zagreb. TDR d.o.o. is also named as the defendant in a claim by Mr Perica received on 30 April 2018 and brought before the commercial court of Zagreb, Croatia. Mr. Perica seeks payment in the amount of HRK 408,401,866.15 (approximately £49 million or US$63 million)  claiming that BAT Hrvatska d.o.o. transferred a business unit to TDR d.o.o, thus giving rise to a liability of TDR d.o.o. for the debts incurred by BAT Hrvatska d.o.o, on the basis of the provisions of Croatian civil obligations law. A response to the statement of claim was filed on 30 May 2018. The Commercial Court in Zagreb declared they do not have jurisdiction and that the competent court to hear this case is the Municipal Court in Pula. Mr Perica filed an appeal against this decision which was rejected by the High Commercial Court of The Republic of Croatia confirming therewith that the competent court to hear this case is the Municipal Court in Pula.

Reynolds American, Inc./Lorillard, Inc. Shareholder Litigation

25.

On 15 July 2014, RAI announced that it had entered into a definitive merger agreement with Lorillard. Inc. ("Lorillard"), whereby RAI would acquire Lorillard in exchange for a combination of cash and RAI stock (the "Lorillard Transaction"). As part of this transaction, the Company executed a Share Purchase Agreement to acquire a sufficient number of RAI's shares to maintain its approximately 42.2 per cent equity stake in RAI after the merger.

26.

On 8 August 2014, the Company was named as a defendant in an action in state court in North Carolina (Corwin v British American Tobacco PLC) stemming from the announcement of the Lorillard Transaction. The action was brought on behalf of a putative class of RAI's shareholders alleging that the Company is a controlling shareholder of RAI and breached its fiduciary duty to the other RAI's shareholders in connection with the Lorillard Transaction. The plaintiff alleges that as part of an equity financing to support the Lorillard Transaction, the Company purchased newly issued RAI stock at an amount alleged to be up to US$920 million (approximately £722 million) below fair value. RAI and the members of the RAI Board of Directors were also named as defendants.

27.

RAI believed that the Corwin action was without merit. However, to eliminate certain burdens, expenses and uncertainties, on 17 January 2015, RAI and the director defendants in Corwin entered into the North Carolina Memorandum of Understanding regarding the settlement of the disclosure claims asserted in that lawsuit. The North Carolina Memorandum of Understanding outlines the terms of the parties' agreement in principle to settle and release the disclosure claims which were or could have been asserted in Corwin. In consideration of the partial settlement and release, RAI agreed to make certain supplemental disclosures to the Joint Proxy Statement/Prospectus, which it did on 20 January 2015. On 17 February 2016, the trial court approved the partial settlement, including the plaintiff's unopposed request for US$415,000 (approximately £326,000) in attorneys' fees and costs. The partial settlement did not affect the consideration paid to Lorillard shareholders in connection with the Lorillard Merger.

28.

On 4 August 2015, the trial court granted the defendants' motions to dismiss all of the remaining non-disclosure claims. On 28 August 2015, the court dismissed all claims against the Company. Among other things, the court found that the plaintiff had not properly alleged that the Company was a controlling shareholder of RAI and therefore that the Company did not owe a fiduciary duty to RAI's other shareholders. The plaintiff appealed. On 20 December 2016, the North Carolina Court of Appeals affirmed the trial court's dismissal of the claims against RAI and RAI's Board of Directors on the grounds that the plaintiff could not state a direct claim against RAI's Board of Directors for breach of fiduciary duties. That court reversed the trial court's judgment with respect to the claims against the Company, finding the allegations that the Company was a controlling shareholder and breached its fiduciary duty to be sufficient to warrant further proceedings for the plaintiff to attempt to prove those allegations with evidence. On 4 January 2017, the Company moved to have the North Carolina Court of Appeals rehear the case en banc, and that motion was denied on 2 February 2017. On 17 February 2017, the Company filed a petition for discretionary review with the North Carolina Supreme Court, which the court allowed on 9 June 2017. On 7 December 2018, after briefing and oral argument, the North Carolina Supreme Court reversed the decision of the Court of Appeals, finding insufficient the plaintiff’s allegations that the Company was a controlling shareholder of RAI and effectively reinstating the trial court’s dismissal of the claims against the Company. On 11 January 2019, the plaintiff filed a petition for rehearing with the North Carolina Supreme Court, which was denied on 30 January 2019.

BAT/Reynolds American Inc. Shareholder Litigation

29.

Following the Company's acquisition of the remaining 57.8% of RAI in July 2017, pursuant to North Carolina law, under which RAI was incorporated, a number of RAI shareholders dissented and asserted their rights to a judicial appraisal of the value of their RAI stock. On 29 November 2017, RAI filed a Complaint for Judicial Appraisal in state court in North Carolina against 20 dissenting shareholders, comprised of three groups of affiliated entities claiming price per share values of US$ 81.21, US$ 88.16 and US$ 94.33 respectively. The complaint asks the court to determine the fair value of the dissenting shareholders' shares in RAI and any accrued interest. Trial is currently scheduled to be held no earlier than June 2019.

Glo Litigation

30.

On 22 June 2018, an affiliate of Philip Morris International (PMI) commenced proceedings against British American Tobacco Japan, Ltd. in the Japanese courts challenging the manufacture, import and sale of the glo device and of the NeoStik consumable in Japan, claiming that the glo devices directly infringe two Japanese patents that have been issued to the PMI affiliate and that the NeoStik indirectly infringe those patents.  Damages for the glo device and NeoStik are claimed in the court filing, to the amount of 100 million yen (approximately £715,650 or US$911,452). PMI has also filed a request for injunction with respect to the glo device. BAT denies infringement and is challenging the validity of the two PMI Japanese patents.

Mozambican IP Litigation

31.

On 19 April 2017, Sociedade Agrícola de Tabacos, Limitada (“SAT”) (a BAT Group company in Mozambique) filed a complaint to the National Inspectorate for Economic Activities (“INAE”), the government body under the Ministry of Industry and Trade, regarding alleged infringements of its registered trademark (“GT”) by GST. INAE subsequently seized the allegedly infringing products (“GS cigarettes”) and fined and ordered GST to discontinue manufacturing products that could infringe SAT’s intellectual property rights. Following INAE’s decision, in July 2017 and March 2018, SAT sought damages via the Judicial Court of Nampula, from GST in the amount of and equivalent to £572,907 (approximately US$730,000) as well as a permanent restraint order in connection with the manufacturing and selling of the allegedly infringing products. The Judicial Court of Nampula (Tribunal Judicial de Nampula) granted the order on an interim basis on 7 August 2017. After hearing the parties, on 5 September 2017, the Court found that no alleged infringement by GST had occurred and removed the interim restraint order, this decision was appealed by SAT and is currently pending a decision. GST filed an application for review against INAE’s initial decision directly to the Minister of Trade and Industry, which reversed the decision of INAE. On 31 December 2018, SAT was notified of GST’s counterclaim against SAT at the Judicial Court of Nampula for damages allegedly sustained as a result of SAT’s complaint to INAE (and INAE’s decision). GST is seeking damages in the amount equivalent to £190 million (approximately US$242 million). On 31 January 2019 SAT filed a formal response to the counterclaim.

Fox River

Background to environmental liabilities arising out of contamination of the Fox River

32.

In Wisconsin, the authorities have identified potentially responsible parties ("PRPs") to fund the clean-up of river sediments in the lower Fox River. The pollution was caused by discharges of Polychlorinated Biphenyls ("PCBs") from paper mills and other facilities operating close to the river. Among the PRPs is NCR Corporation ("NCR").

33.

In NCR's Form 10-K Annual Report for the year ended 31 December 2014, which is the most recent public source available, the total clean-up costs for the Fox River are estimated at US$825 million (approximately £648 million). This estimate is subject to uncertainties and does not include natural resource damages ("NRDs"). Total NRDs may range from US$0 to US$246 million (approximately £0 - £193 million).

34.

Industries’ involvement with the environmental liabilities arises out of indemnity arrangements which it became party to due to a series of transactions that took place from the late-1970s onwards and subsequent litigation brought by NCR against Industries and Appvion Inc. ("Appvion") (a former Group subsidiary) in relation to those arrangements which was ultimately settled. US authorities have never identified Industries as a PRP.

35.

There has been a substantial amount of litigation in the United States involving NCR and Appvion regarding the responsibility for the costs of the clean-up operations. The US Government also brought enforcement proceedings against NCR and Appvion to ensure compliance with regulatory orders made in relation to the Fox River clean-up. This litigation has been settled through agreements with other PRPs and a form of settlement known as a Consent Decree with the US Government.

36.	The principal terms of the Consent Decree, in summary, are as follows:

a. NCR will perform and fund all of the remaining Fox River remediation work by itself.

b. The US Government enforcement proceedings will be settled, with NCR having no liability to meet the US Government's claim for costs it has incurred in relation to the clean-up to date and only a secondary responsibility to meet certain future costs. NCR will have no liability to the US Government for NRDs.

c. NCR will cease to pursue its contribution claims against the other PRPs and in return will receive contribution protection which means that the other PRPs will not be able to pursue their contribution claims against NCR. NCR will, however, have the right to reinstate its contribution claims if the other PRPs decide to continue to pursue certain contractual claims against NCR.

d. Appvion will also cease to pursue its claims against the other PRPs to recover monies that it has spent on the clean-up and in return will receive contribution protection. Appvion will, however, have the right to reinstate its claims if the other PRPs decide to continue to pursue certain claims against Appvion.

37.

The Consent Decree was approved by the District Court in Wisconsin on 23 August 2017. The US Government enforcement action against NCR was terminated as a result of that order. The PRPs’ claims for contribution against NCR were dismissed by order of the District Court in Wisconsin given on 11 October 2017.

38.	On 20 October 2017 P.H. Glatfelter filed an appeal against the approval of the Consent Decree in the US Court of Appeals for the Seventh Circuit.

39.

On 4 January 2019 the US Department of Justice filed a motion for approval of a separate Consent Decree with Georgia-Pacific and P.H. Glatfelter. This Consent Decree settles the allocation of costs of the remaining remediation work on the Fox River and, if approved, will lead to P. H. Glatfelter withdrawing its 20 October 2017 appeal. Approval of this Consent Decree should therefore conclude all current Fox River litigation.

Industries’ involvement with environmental liabilities arising out of the contamination of the Fox River

40.

NCR has taken the position that, under the terms of a 1998 Settlement Agreement between it, Appvion and Industries and a 2005 arbitration award, Industries and Appvion generally had a joint and several obligation to bear 60 per cent of the Fox River environmental remediation costs imposed on NCR and of any amounts NCR has to pay in respect of other PRPs' contribution claims.  BAT has not acknowledged any such liability to NCR and has defences to such claims. Further, under the terms of the Funding Agreement (described above and below) any dispute between Industries and NCR as to the final amount of any NCR claim against Industries in respect of the Fox River (if any) can only be determined at the later of (i) the completion of Fox River remediation works or (ii) the final resolution and exhaustion of all possible appeals in the proceedings against Sequana, PricewaterhouseCoopers LLP (PwC) and other former advisers.

41.

Until May 2012, Appvion and Windward (another former Group subsidiary) paid 60 per cent share of the clean-up costs. and Industries was never required to contribute. Around that time Appvion refused to continue to pay clean-up costs, leading to NCR demanding that Industries pay a 60 per cent share.

42.

Industries commenced proceedings against Windward and Appvion in December 2011 seeking indemnification in respect of any liability it might have to NCR (the "English Indemnity Proceedings") pursuant to a 1990 de-merger agreement between those parties.

Funding Agreement of 30 September 2014

43.

On 30 September 2014, Industries entered into the Funding Agreement with Windward, Appvion, NCR and BTI 2014 LLC ("BTI") (a wholly owned subsidiary of Industries). Pursuant to the Funding Agreement, the English Indemnity Proceedings and a counterclaim Appvion had brought in those proceedings, as well as an NCR-Appvion arbitration concerning Appvion's indemnity to NCR, were discontinued as part of an overall agreement between the parties providing a framework through which they would together fund the ongoing costs of the Fox River clean-up. Under the agreement, NCR has agreed to accept funding by Industries at the lower level of 50 per cent of the ongoing clean-up related costs of the Fox River (rather than the 60 per cent referenced above; this remains subject to an ability to litigate at a later stage the extent of Industries’ liability in relation to Fox River clean-up related costs (including in respect of the 50 per cent of costs that Industries has paid under the Funding Agreement to date). In addition, Windward has contributed US$10 million (approximately £7.8 million) of funding and Appvion has contributed US$25 million (approximately £19.6 million) for Fox River and agreed to contribute US$25 million (approximately £ 19.6 million) for the Kalamazoo River (see further below). Appvion entered Chapter 11 bankruptcy protection on 1 October 2017.

44.

The parties also agreed to cooperate in order to maximise recoveries from certain claims made against third parties, including (i) a claim commenced by Windward in the High Court of England & Wales (the High Court) against Sequana and the former Windward directors (the "Windward Dividend Claim"). That claim was assigned to BTI under the Funding Agreement, and relates to dividend payments made by Windward to Sequana of around €443 million (approximately £398 million or US$506 million) in 2008 and €135 million (approximately £121 million or US$154 million) in 2009 (the "Dividend Payments") and (ii) a claim commenced by Industries directly against Sequana to recover the value of the Dividend Payments alleging that the dividends were paid for the purpose of putting assets beyond the reach of Windward's creditors (including Industries) (the "BAT section 423 Claim").

45.

A trial of the Windward Dividend Claim and the BAT section 423 Claim took place before the English High Court between February and April 2016. Judgment was handed down by the High Court on 11 July 2016. The Court held that the 2009 Dividend Payment of €135 million (approximately £121 million or US$154 million) was a transaction at an undervalue made with the intention of putting assets beyond the reach of Industries or of otherwise prejudicing Industries' interests. It therefore contravened Section 423 of the Insolvency Act. The Court dismissed the Windward Dividend Claim. BTI sought permission to appeal in respect of the Judge's findings in relation to the Windward Dividend Claim. Sequana sought permission to appeal the Judge's findings in relation to the BAT section 423 claim.

46.

On 13 and 16 January 2017 and 3 February 2017 further hearings took place to determine the precise form of relief to be awarded to Industries and to hear the parties' applications for permission to appeal. Judgment was handed down on 10 February 2017. In respect of relief, the Court ordered that Sequana must pay BTI an amount up to the full value of the 2009 Dividend plus interest which equates to around US$185 million (approximately £145 million). This figure is subject to increase as interest is continuing to accrue. Sequana must make an initial payment of around US$138.4 million (approximately £108.7 million) and further payments going forward as and when Industries makes payments in respect of clean-up costs. In respect of appeals, the Court granted BTI and Sequana permission to appeal (the “Sequana Claims Appeal”). The Court also granted Sequana a stay in respect of the above payments. The stay was lifted in May 2017.

47.

In February 2017 Sequana entered into a process in France seeking court protection (the "Sauvegarde"). Sequana exited the Sauvegarde in June 2017. To date, Industries has not received any payments from Sequana.

48.

In June 2018, the Court of Appeal heard arguments in the Sequana Claims Appeal. On 6 February 2019 the Court of Appeal gave judgment upholding the High Court’s findings, with one immaterial change to the method of calculating the damages awarded. Sequana therefore remains liable to pay approximately US$185 million (approximately £145 million). The Court of Appeal dismissed BTI’s appeal in relation to the Windward Dividend Claim. The Court of Appeal also dismissed Sequana’s application for permission to appeal the High Court’s costs order in favour of Industries. Sequana therefore remains liable to pay around £10 million (approximately US$12.7 million) in costs to Industries. The Court of Appeal made no order as to the costs of the appeal. All parties to the appeal sought permission from the Court of Appeal for a further appeal to the U.K. Supreme Court. The Court of Appeal refused the applications. Industries and BTI are considering requesting permission to appeal directly from the Supreme Court.

49.

BTI has brought claims against certain of Windward's former advisers, including Windward's auditors at the time of the dividend payments, PwC (which claims were also assigned to BTI under the Funding Agreement). The claim was stayed while the Windward Dividends claim and the BAT section 423 Claim were heard. BTI and PwC have agreed that the stay will remain in effect until the Court of Appeal gives judgment in the Sequana Claims Appeal.

50.

The sums Industries has agreed to pay under the Funding Agreement are subject to ongoing adjustment, as clean-up costs can only be estimated in advance of the work being carried out and as certain sums payable are the subject of ongoing US litigation. In 2018, Industries paid £25 million (approximately US$32 million) in respect of clean-up costs and is potentially liable for further costs associated with the clean-up. Industries has a provision of £108 million (approximately US$137.5 million) which represents the current best estimate of its exposure – see note 21.

Kalamazoo

51.

NCR is also being pursued by Georgia-Pacific, as the owner of a facility on the Kalamazoo River in Michigan which released PCBs into that river. Georgia-Pacific has been designated as a PRP in respect of the river.

52.	Georgia-Pacific contends that NCR is responsible for, or should contribute to, the clean-up costs, because:
a.	a predecessor to NCR’s Appleton Papers Division sold “broke” containing PCBs to Georgia-Pacific or others for recycling;
b.	NCR itself sold paper containing PCBs to Georgia-Pacific or others for recycling; and/or
c.

NCR is liable for sales to Georgia-Pacific or others of PCB-containing broke by Mead Corporation, which, like the predecessor to NCR’s Appleton Papers Division, coated paper with the PCB containing emulsion manufactured by NCR.

1.

A full trial on liability took place in February 2013. On 26 September 2013, the Michigan Court held that NCR was liable as a PRP on the basis that broke sales constituted an arrangement for the disposal of hazardous material for the purposes of CERCLA. The decision was based on NCR's knowledge of the hazards of PCBs from at least 1969.  The decision is under appeal.

2.

The second phase of the Kalamazoo trial to determine the apportionment of liability amongst NCR, Georgia-Pacific and the other PRPs (International Paper Company and Weyerhaeuser Company) took place between September and December 2015.

3.

On 29 March 2018, Judge Jonker handed down judgment in respect of around US$55 million (approximately £43 million) of Georgia-Pacific’s past remediation costs.  Judge Jonker did not determine the question of future remediation costs.  Judge Jonker ordered that NCR pay 40% of Georgia-Pacific’s past costs (around US$22 million (approximately £17.3 million)).

4.

It is anticipated that NCR will look to Industries to pay 60 per cent of any sums it becomes liable to pay to Georgia-Pacific on the basis, it would be asserted, that the river constitutes a "Future Site" for the purposes of the Settlement Agreement. The Funding Agreement described above does not resolve any such claims, but does provide an agreed mechanism pursuant to which any surplus from the valuable recoveries of any third party claims that remains after all Fox River related clean-up costs have been paid and Industries and NCR have been made whole may be applied towards Kalamazoo clean-up costs, in the event that NCR were to be successful in any claim for a portion of them from Industries or Appvion (subject to Appvion's cap, described below). Industries has defences to any claims made by NCR in relation to the Kalamazoo River. No such claims have been made against Industries.

5.

Industries also anticipates that NCR may seek to recover from Appvion (subject to a cap of US$25 million (approximately £19.7 million)) for "Future Sites" under the Funding Agreement).  The basis of the recovery would be the same as any demand NCR may make on Industries. Appvion entered Chapter 11 bankruptcy protection on 1 October 2017.  The effect of the Chapter 11 proceedings on Appvion’s liability for Future Sites payments under the Funding Agreement is currently uncertain.

6.

Further hearings have been held before Judge Jonker to determine the final form of the order reflecting this judgment.  The parties commenced appeal proceedings against this judgment in July 2018.  NCR has agreed an appeal bond with Georgia-Pacific to prevent enforcement of the judgment while it remains subject to appeal.  The appeal bond arrangement has been approved by the Court.  The timing of any appeal hearing is currently unknown.

7.

The quantum of the clean-up costs for the Kalamazoo River is presently unclear (and the extent of NCR's liability in respect of such future costs remains unclear pending the outcome of the appeal of Judge Jonker’s 29 March 2018 judgment), but could run into the hundreds of millions of dollars. A witness on behalf of Georgia-Pacific testified in the trial concerning apportionment of liability that the cost of performing future remediation in Operable Unit 5 of the Kalamazoo River was in the order of US$670 million. (approximately £526 million). Operable Unit 5 is the Kalamazoo River itself, as distinct from the other Operable Units which are landfills or other facilities adjoining the Kalamazoo River. Remediation of these other operable Units has largely been completed except for monitoring.

8.

As detailed above, Industries is taking active steps to protect its interests, including seeking to procure the repayment of the Windward dividends, pursuing the other valuable claims that are now within its control, and working with the other parties to the Funding Agreement to maximise recoveries from third parties with a view to ensuring that amounts funded towards clean up related costs are later recouped under the agreed repayment mechanisms under the Funding Agreement.

Other environmental matters

9.

RAI and its subsidiaries are subject to federal, state and local environmental laws and regulations concerning the discharge, storage, handling and disposal of hazardous or toxic substances. Such laws and regulations provide for significant fines, penalties and liabilities, sometimes without regard to whether the owner or operator of the property or facility knew of, or was responsible for, the release or presence of hazardous or toxic substances. In addition, third parties may make claims against owners or operators of properties for personal injuries and property damage associated with releases of hazardous or toxic substances. In the past, RJRT has been named a potentially responsible party (PRP) with third parties under the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) with respect to several superfund sites. RAI and its subsidiaries are not aware of any current environmental matters that are expected to have a material adverse effect on the business, results of operations or financial position of RAI or its subsidiaries.

Criminal investigations

10.

As previously reported by the Group, it has been investigating, through external legal advisors, allegations of misconduct and has been liaising with the UK’s Serious Fraud Office (SFO) and other relevant authorities. It was announced in August 2017 that the SFO had opened an investigation in relation to the Group, its subsidiaries and associated persons. The Group is cooperating with the SFO’s investigation.

11.

The outcomes of these matters will be decided by the relevant authorities or, if necessary, the courts. It is too early to predict the outcomes, but these could include the prosecution of individuals and/or of a Group company or companies. Accordingly, the potential for fines, penalties or other consequences cannot currently be assessed. As the investigation is ongoing, it is not yet possible to identify the timescale in which these matters might be resolved.

Closed litigation matters

12.

The following matters on which the Company reported in the contingent liabilities and financial commitments note 28 to the Company's 2017 financial statements have been dismissed, concluded or resolved as noted below:

Matter	Jurisdiction	Companies named as Defendants	Description	Disposition
Fontem	USA	R.J. Reynolds Vapor Company	Alleged patent infringement	Settlement agreed on confidential terms
Codacons	Italy	BAT Italia	Smoking and health class action	Supreme Court decision
Investments Indemnity	Japan	British American Tobacco (Investments) Limited	Alleged patent infringement	Settlement agreed on confidential terms
Lights Class Actions	USA	RJRT and B&W	Four Lights class actions	Court ordered dismissal
Parsons Class Action	USA	RJRT and B&W	Smoking and health class action	Court ordered dismissal

General Litigation Conclusion

13.

While it is impossible to be certain of the outcome of any particular case or of the amount of any possible adverse verdict, the Group believes that the defences of the Group's companies to all these various claims are meritorious on both the law and the facts, and a vigorous defence is being made everywhere.

14.

An adverse judgment was entered against one Group company, Imperial, in the Quebec class actions and an appeal has been made. The decision in that appeal is expected to be released on 1 March 2019. As at 27 February 2019, no judgment has been made available by the Court of Appeal, there is no indication of the outcome and, as such, there is no change to the management’s assessment of the outcome of the appeal. The Group continues to recognise the value of the Order for Security as a receivable and with the outcome of the appeal against the substantive decision included as a contingent liability. Subject to the outcome of the judgment, the Group will assess its response and will provide further guidance. If further adverse judgments are entered against any of the Group's companies in any case, avenues of appeal will be pursued. Such appeals could require the appellants to post appeal bonds or substitute security (as has been necessary in Quebec) in amounts which could in some cases equal or exceed the amount of the judgment. At least in the aggregate, and despite the quality of defences available to the Group, it is not impossible that the Group's results of operations or cash flows in particular quarterly or annual periods could be materially adversely affected by the impact of a significant increase in litigation, difficulties in obtaining the bonding required to stay execution of judgments on appeal, or any final outcome of any particular litigation.

15.

Having regard to all these matters, with the exception of Fox River and certain Engle progeny cases identified above the Group does not consider it appropriate to make any provision in respect of any pending litigation because the likelihood of any resulting material loss, on an individual case basis, is not considered probable and/or the amount of any such loss cannot be reasonably estimated. The Group does not believe that the ultimate outcome of this litigation will significantly impair the Group's financial condition. If the facts and circumstances change, then there could be a material impact on the financial statements of the Group.

Other contingencies

16.

JTI Indemnities. By a purchase agreement dated 9 March 1999, amended and restated as of 11 May 1999, referred to as the 1999 Purchase Agreement, R.J. Reynolds Tobacco Holdings, Inc. ("RJR") and RJRT sold their international tobacco business to JTI. Under the 1999 Purchase Agreement, RJR and RJRT retained certain liabilities relating to the international tobacco business sold to JTI, and agreed to indemnify JTI against: (i) any liabilities, costs and expenses arising out of the imposition or assessment of any tax with respect to the international tobacco business arising prior to the sale, other than as reflected on the closing balance sheet; (ii) any liabilities, costs and expenses that JTI or any of its affiliates, including the acquired entities, may incur after the sale with respect to any of RJR's or RJRT's employee benefit and welfare plans; and (iii) any liabilities, costs and expenses incurred by JTI or any of its affiliates arising out of certain activities of Northern Brands.

17.

RJRT has received claims for indemnification from JTI, and several of these have been resolved.  Although RJR and RJRT recognise that, under certain circumstances, they may have other unresolved indemnification obligations to JTI under the 1999 Purchase Agreement, RJR and RJRT disagree what circumstances described in such claims give rise to any indemnification obligations by RJR and RJRT and the nature and extent of any such obligation. RJR and RJRT have conveyed their position to JTI, and the parties have agreed to resolve their differences at a later date.

18.

ITG Indemnity. In the Divestiture, RAI agreed to defend and indemnify, subject to certain conditions and limitations, ITG in connection with claims relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands on or before 12 June 2015, as well as in actions filed before 13 June 2023, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands. In the purchase agreement relating to the Divestiture, ITG agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in connection with claims relating to the purchase or use of "blu" brand e-cigarettes. ITG also agreed to defend and indemnify, subject to certain conditions and limitations, RAI and its affiliates in actions filed after 12 June 2023, relating to the purchase or use of one or more of the Winston, Kool, Salem or Maverick cigarette brands after 12 June 2015. ITG has tendered a number of actions to RAI under the terms of this indemnity, and RAI has, subject to a reservation of rights, agreed to defend and indemnify ITG pursuant to the terms of the indemnity. These claims are substantially similar in nature and extent to claims asserted directly against RJRT in similar actions.

19.

Loews Indemnity. In 2008, Loews Corporation ("Loews"), entered into an agreement with Lorillard, Lorillard Tobacco, and certain of their affiliates, which agreement is referred to as the "Separation Agreement". In the Separation Agreement, Lorillard agreed to indemnify Loews and its officers, directors, employees and agents against all costs and expenses arising out of third-party claims (including, without limitation, attorneys' fees, interest, penalties and costs of investigation or preparation of defence), judgments, fines, losses, claims, damages, liabilities, taxes, demands, assessments, and amounts paid in settlement based on, arising out of or resulting from, among other things, Loews' ownership of or the operation of Lorillard and its assets and properties, and its operation or conduct of its businesses at any time prior to or following the separation of Lorillard and Loews (including with respect to any product liability claims). Loews is a defendant in three pending product liability actions, each of which is a putative class action. Pursuant to the Separation Agreement, Lorillard is required to indemnify Loews for the amount of any losses and any legal or other fees with respect to such cases. Following the closing of the Lorillard merger, RJRT assumed Lorillard's obligations under the Separation Agreement as was required under the Separation Agreement.

20.

SFRTI Indemnity.  In connection with the 13 January 2016 sale by RAI of the international rights to the Natural American Spirit brand name and associated trademarks, along with SFR Tobacco International GmbH ("SFRTI") and other international companies that distributed and marketed the brand outside the United States, to JT International Holding BV ("JTI Holding"), each of SFNTC, R. J. Reynolds Global Products, Inc., and R. J. Reynolds Tobacco B.V. agreed to indemnify JTI Holding against, among other things, any liabilities, costs, and expenses relating to actions (i) commenced on or before (a) 13 January 2019, to the extent relating to alleged personal injuries, and (b) in all other cases, 13 January 2021; (ii) brought by (a) a governmental authority to enforce legislation implementing European Union Directive 2001/37/EC or European Directive 2014/40/EU or (b) consumers or a consumer association; and (iii) arising out of any statement or claim (a) made on or before 13 January 2016, (b) by any company sold to JTI Holding in the transaction, (c) concerning Natural American Spirit brand products consumed or intended to be consumed outside of the United States and (d) that the Natural American Spirit brand product is natural, organic, or additive free. Under the terms of this indemnity, JTI has requested indemnification from Santa Fe Natural Tobacco Company Germany GmbH (“SFNTCG”) in connection with an audit of SFNTCG relating to transfer pricing for the tax years 2007 to 2010 and 2012 to 2015.  SFNTCG contests the audit results. The amount in dispute is approximately €21 million plus interest (approximately £18.8 million or US$24 million).

21.

Indemnification of Distributors and Retailers. RJRT, Lorillard Tobacco, Santa Fe, American Snuff Co. and RJR Vapor have entered into agreements to indemnify certain distributors and retailers from liability and related defence costs arising out of the sale or distribution of their products. Additionally, Santa Fe has entered into an agreement to indemnify a supplier from liability and related defence costs arising out of the sale or use of Santa Fe's products. The cost has been, and is expected to be, insignificant. RJRT, Santa Fe, American Snuff Co. and RJR Vapor believe that the indemnified claims are substantially similar in nature and extent to the claims that they are already exposed to by virtue of their having manufactured those products.

22.	Except as otherwise noted above, RAI is not able to estimate the maximum potential of future payments, if any, related to these indemnification obligations.
23.

Competition Investigations. There are instances where Group companies are co-operating with relevant national competition authorities, including (amongst others) in the Ukraine and Cyprus, in relation to on-going competition law investigations.

Tax Disputes

The Group has exposures in respect of the payment or recovery of a number of taxes. The Group is and has been subject to a number of tax audits covering, amongst others, excise tax, value added taxes, sales taxes, corporate taxes, withholding taxes and payroll taxes.

The estimated costs of known tax obligations have been provided in these accounts in accordance with Group’s accounting policies. In some countries, tax law requires that full or part payment of disputed tax assessments be made pending resolution of the dispute. To the extent that such payments exceed the estimated obligation, they would not be recognised as an expense.

The following matters may proceed to litigation:

Brazil

The Brazilian Federal Tax Authority has filed claims against Souza Cruz seeking to reassess the profits of overseas subsidiaries to corporate income tax and social contribution tax. The reassessments are for the years 2004 until and including 2012 for a total amount of BRL1,630 million (£330 million) to cover tax, interest and penalties.

Souza Cruz appealed all reassessments. Regarding the first assessments (2004-2006) Souza Cruz’s appeal was rejected in 2013 although the written judgement of that tribunal was received in 2016. Souza Cruz has appealed the decision. The appeal against the second assessments (2007 and 2008) was upheld at the second tier tribunal and was closed.  In 2015, a further reassessment for the same period (2007 and 2008) was raised after the five-year statute of limitation. This has been appealed to the administrative level special chamber.

Souza Cruz received further reassessments in 2014 for the 2009 calendar year and in 2015 an assessment for the 2010 calendar year. Souza Cruz appealed both the reassessments in full.  In December 2016, assessments were received for the calendar years 2011 and 2012 which have also been appealed.

South Africa

In 2011, the South African Revenue Service (SARS) challenged the debt financing of British American Tobacco South Africa (BATSA) and reassessed the years 2006 to 2008. BATSA has objected to and appealed this reassessment. In 2014, SARS also reassessed the years 2009 and 2010. In 2015, BATSA filed formal Notices of Appeal and detailed objection letters against the 2009 and 2010 assessments and has reserved its right to challenge the constitutionality of the assessment at a later date. In 2016, SARS filed a Statement of Grounds of Assessment and BATSA filed its Statement of Grounds of Appeal in early 2017. During 2018 both parties have filed their notices of discovery. Across the period from 2006 to 2010 the reassessments are for ZAR2.1 billion (£116 million) covering both tax and interest.

The Netherlands

The Dutch tax authority has issued a number of assessments on various issues across the years 2003-2016 in relation to various intra-group transactions. The assessments amount to an aggregate net liability across these periods of £902 million covering tax, interest and penalties. The Group has appealed against the assessments in full.

The Group believes that its companies have meritorious defences in law and fact in each of the above matters and intends to pursue each dispute through the judicial system as necessary. The Group does not consider it appropriate to make provision for these amounts nor for any potential further amounts which may be assessed in relation to these matters in subsequent years.

While the amounts that may be payable or receivable in relation to tax disputes could be material to the results or cash flows of the Group in the period in which they are recognised, the Board does not expect these amounts to have a material effect on the Group’s financial condition.

VAT and duty disputes

Bangladesh

On 25 July 2018, the Appellate Division of the Supreme Court of Bangladesh has reversed the decision of the High Court Division against BAT Bangladesh in respect of the retrospective demands for VAT and Supplementary Duty amounting to approximately £170 million. The Attorney General’s Office has 30 days from receipt of the certified Court Order, which remains to be issued, in which to seek a review of this decision.

Egypt

British American Tobacco Egypt LLC is subject to two ongoing civil cases concerning the imposition of sales tax on low price category brands brought by the Egyptian tax authority for approximately £102 million.

Management believes that the tax claims are unfounded and has appealed the tax claims. These cases are under review by the Council of State and hearings are scheduled for 27 March 2019 and 24 April 2019 respectively.

Operating leases

Total future minimum lease payments under non-cancellable operating leases comprise leases where payments fall due:

	2018 £m	2017 £m

Property

Within one year	111	75

Between one and five years	269	183

Beyond five years	137	117

	517	375

Plant and equipment and other

Within one year	66	32

Between one and five years	107	38

	173	70

Total operating lease commitments (note 31)	690	445

Performance guarantees

As part of the acquisition of TDR in 2015, the Group has committed to keeping the manufacturing facility in Kanfanar, Croatia operational for at least five years following completion of the acquisition. A similar commitment for four years following completion was given in respect of the packaging plant in Rovinj, Croatia, which was disposed of in December 2018. The maximum exposure under these guarantees is £46 million (2017: £46 million) of which £1 million relates to the Rovinj plant.